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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number               811-3790

The Quantitative Group of Funds

(Exact name of registrant as specified in charter)

55 Old Bedford Road, Lincoln, MA 01773

(Address of principal executive offices)

Sandra I. Madden

Quantitative Investment Advisors, Inc.

55 Old Bedford Road, Lincoln, MA 01773

(Name and address of agent for service)

Registrant’s telephone number, including area code: (781) 676-5900

Date of fiscal year end:	March 31

Date of reporting period:	April 1, 2007 through March 31, 2008

ITEM 1. REPORTS TO SHAREOWNERS.

QUANT FUNDS

ANNUAL
REPORT

MARCH 31, 2009

U.S. EQUITY FUNDS

Quant Small Cap Fund

Quant Long/Short Fund

INTERNATIONAL EQUITY FUNDS

Quant Emerging Markets Fund

Quant Foreign Value Fund

Quant Foreign Value Small
Cap Fund

QUANT FUNDS

Quant Small Cap Fund

Quant Long/Short Fund

Quant Emerging Markets Fund

Quant Foreign Value Fund

Quant Foreign Value Small Cap Fund

ANNUAL REPORT
March 31, 2009

TABLE OF CONTENTS

President's Letter	1

Fund Expenses	2

Portfolio Manager Commentaries

Quant Small Cap Fund	4

Quant Long/Short Fund	6

Quant Emerging Markets Fund	8

Quant Foreign Value Fund	10

Quant Foreign Value Small Cap Fund	12

Schedules of Investments

Quant Small Cap Fund	14

Quant Long/Short Fund	18

Quant Emerging Markets Fund	29

Quant Foreign Value Fund	35

Quant Foreign Value Small Cap Fund	39

Statements of Assets and Liabilities	44

Statements of Operations	48

Statements of Changes in Net Assets	50

Statement of Cash Flows for Quant Long/Short Fund	55

Financial Highlights	56

Notes to Financial Statements	66

Information for Shareholders	81

Privacy Policy	81

Trustees and Officers	85

Service Providers	back cover

This report must be preceded or accompanied by a current Quant Funds prospectus for individuals who are not current shareholders of the Funds. You should read the prospectus carefully before investing because it contains more complete information on the Quant Funds' investment objectives, risks, charges and expenses. Please consider this information carefully. For a prospectus and other information, visit www.quantfunds.com or call (800) 326-2151.

NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE

Neither the Quant Funds nor U.S. Boston Capital Corporation is a bank.

QUANT FUNDS

Dear Fellow Shareholder,

We are pleased to provide you with the Quantitative Group of Funds' Annual Report for the twelve months ended March 31, 2009 to update you on recent market conditions and the performance of the Quant Funds.

For current performance information, please visit our website at www.quantfunds.com. We thank you for your continued confidence in the Quant Funds. Please feel free to e-mail us at feedback@quantfunds.com or call us at 800-326-2151 with any questions or for assistance on your account.

Sincerely,

Willard Umphrey
President and Chairman

Any statements in this report regarding market or economic trends or the factors influencing the historical or future performance of the Quant Funds are the views of Fund management as of the date of this report. These views are subject to change at any time based upon market and other conditions, and Fund management disclaims any responsibility to update such views. These views may not be relied upon as investment advice or as an indication of trading intent on behalf of any Quant Fund. Any references to specific securities are not recommendations of such securities and may not be representative of any Quant Fund's current or future investments.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts will be realized.

QUANT FUNDS

FUND EXPENSES

We believe it's important for Fund shareholders to have a clear understanding of fund ex- penses and the impact expenses have on investment returns. The following is important information about each Fund's Expense Example, which appears below.

Expense Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, distribution (12b-1) fees (on Ordinary Shares) and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other mutual funds. These examples are based on $1,000 invested at the beginning of the period and held for the entire period from October 1, 2008 to March 31, 2009.

Actual Expenses and Returns

The example provides information about actual account returns and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000, then multiply the result by the number under the heading "Expenses Paid During the Period."

Hypothetical Example for Comparison Purposes

The example shows you hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return.

The hypothetical account values and hypothetical expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing expenses of investing in the Fund with the ongoing expenses of other funds. To do so, compare the Fund's 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs. They do not reflect any transactional costs. Thus, the "hypothetical" lines in the table are useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. See the Funds' prospectus for a complete description of these transactional costs.

QUANT FUNDS

Expense Example for the 6 months ended March 31, 2009

Quant Fund	Share Class	Total Return Description	Beginning Account Value 10/01/08	Ending Account Value 03/31/09	Annualized Expense Ratio	Expenses Paid* 10/01/08 03/31/09
Small Cap	Ordinary	Actual	$1,000.00	$607.30	1.78%	$7.13
		Hypothetical	$1,000.00	$1,016.06	1.78%	$8.95
	Institutional	Actual	$1,000.00	$607.80	1.53%	$6.13
		Hypothetical	$1,000.00	$1,017.30	1.53%	$7.70
Long/Short	Ordinary	Actual	$1,000.00	$683.60	3.10%	$13.01
		Hypothetical	$1,000.00	$1,009.47	3.10%	$15.53
	Institutional	Actual	$1,000.00	$681.70	3.50%	$14.67
		Hypothetical	$1,000.00	$1,007.48	3.50%	$17.52
Emerging Markets	Ordinary	Actual	$1,000.00	$666.80	1.82%	$7.56
		Hypothetical	$1,000.00	$1,015.86	1.82%	$9.15
	Institutional	Actual	$1,000.00	$667.70	1.62%	$6.74
		Hypothetical	$1,000.00	$1,016.85	1.62%	$8.15
Foreign Value	Ordinary	Actual	$1,000.00	$666.20	1.75%	$7.27
		Hypothetical	$1,000.00	$1,016.21	1.75%	$8.80
	Institutional	Actual	$1,000.00	$666.80	1.52%	$6.32
		Hypothetical	$1,000.00	$1,017.35	1.52%	$7.64
Foreign Value	Ordinary	Actual	$1,000.00	$655.30	2.03%	$7.04
Small Cap		Hypothetical	$1,000.00	$1,012.45	2.03%	$8.56
	Institutional	Actual	$1,000.00	$655.90	1.85%	$6.42
		Hypothetical	$1,000.00	$1,013.20	1.85%	$7.81

*  Expenses paid are equal to the Fund's annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

QUANT SMALL CAP FUND

INVESTMENT PROFILE

All Data as of March 31, 2009

Investment Commentary

For the 12-month period ended March 31, 2009, the Quant Small Cap Fund's Ordinary Shares (the "Fund") underperformed its benchmark, the Russell 2000 Index. The Fund achieved a return of -47.11% at net asset value compared to -37.50% for the Russell 2000 Index.

Market Conditions and Investment Strategies

It has been a trying time for investors. Seldom in history have the markets been so volatile and difficult to grasp. As expressed in our commentary last fall, this has been an unprecedented and uncharacteristic period of underperformance for the Quant Small Cap Fund. According to BAS - Merrill Lynch Research, the majority of small cap managers underperformed the benchmark index in 2008.

We hoped that the worst was behind us, but the New Year began where the Old Year ended, as the bear market persisted. The dark clouds of pessimism finally broke with the markets' capitulation in early March. A few rays of light began to shine through as consumer spending and new home sales rose in February followed by an uptick in consumer confidence. As hope emerged, the market rallied as many investors were convinced that the bottom was in. Stocks rose sharply off the lows, but not enough to overcome the damage done earlier in the year.

Our underperformance versus the Index was mainly a result of our stock selection in Health Care. Over half of our underperformance came in this sector and was primarily due to Psychiatric Solutions Inc. The company, which manages psychiatric hospitals, came under pressure after management reduced earnings guidance. Expectations were high that the business would not be economically sensitive, so there was a significant negative reaction in the stock, which fell over 50% for the year, and cost 4.5% of relative performance. Much of the remaining underperformance was attributable to our Real Estate Investment Trust (REIT) holdings which were impacted by concerns over the industry's sensitivity to the economic downturn. While we reduced our exposure to the group, we believe they remain sound investments and will rebound strongly once signs of recovery appear.

Our best sector was Telecommunication Services, where we added over 2% of relative performance, as SBA Communications Corp. gained over 20% contributing positively to performance. Dean Foods Co. and Diamond Foods Inc. were defensive staples plays in a down market and combined to add nearly 1% to relative performance. Cinema owner Regal Entertainment Group, which fell less than the Index, was also a positive contributor.

Portfolio Changes

The Consumer Discretionary, Health Care and Energy sectors declined over the past year, while Industrials, Information Technology, Consumer Staples and Materials rose in weighting. We made changes to holdings and sector emphasis during the year, but our strategy of buying high quality companies remains intact.

A Look Ahead

We believe that the monetary and fiscal stimulus being provided by the government will begin to have positive effects later in the year. The persistent negativity that has prevailed throughout this bear market has produced many attractive stock valuations that we believe will be rewarded in the longer term. Although no one can precisely identify the timing of when sentiment towards stocks will turn and be sustained, at some point the fear of being out of the market will replace the fear of being in.

Fund Information

Net Assets Under Management	$69.2 Million
Number of Companies	63
Price to Book Ratio	2.3
Price to Earnings Ratio	13.7

	Ordinary	Institutional
Total Expense Ratio (Net)	1.64%	1.42%
Ticker Symbol	USBNX	QBNAX

The Fund is co-managed by Robert von Pentz, CFA, and Rhys Williams, CFA of Columbia Partners, L.L.C. Investment Management.

QUANT SMALL CAP FUND

Top 10 Holdings

Percentage of total net assets	39.2%
SBA Communications Corporation	4.8%
Regal Entertainment Group	4.6%
Dean Foods Company	4.2%
Entertainment Properties Trust	4.2%
Core Laboratories N.V.	4.0%
NICE-Systems, Ltd.	3.9%
Compass Minerals International, Inc.	3.8%
Ventas, Inc.	3.7%
Crown Castle International Corporation	3.0%
Guess?, Inc.	3.0%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund's portfolio.

Sector Allocation

Percentage of total net assets	100.0%
Industrials	13.5%
Consumer Discretionary	10.5%
Financials	12.9%
Health Care	11.4%
Information Technology	15.0%
Energy	5.1%
Telecommunication Services	8.0%
Consumer Staples	10.4%
Materials	7.9%
Utilities	1.1%
Cash and Other Assets (Net)	4.2%

Value of a $10,000 Investment

Quant Small Cap (QSC) Ordinary Shares vs. Russell 2000 Index

Average Annual Total Returns

	1Q 2009	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	(8.71)%	(39.27)%	(47.11)%	(7.24)%	1.46%	7.38%	08/03/92
Institutional Shares[1]	(8.76)%	(39.22)%	(47.04)%	(6.87)%	1.92%	6.43%	01/06/93
Russell 2000[2]	(14.95)%	(37.16)%	(37.50)%	(5.24)%	1.93%	6.42%

1  Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

2  The Russell 2000 Index is a market capitalization-weighted index of 2,000 small company stocks. It is widely recognized as representative of the general market for small company stocks. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in an Index. The beginning date for the Index is 9/30/92.

Small company stocks may trade less frequently and in a limited volume, and their prices may fluctuate more than stocks of other companies. Small company stocks may therefore be more vulnerable to adverse developments than those of larger companies.

Performance data quoted represents past performance and is no guarantee of future results and the information above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Current Fund performance may be lower or higher than performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, visit the Fund's website at www.quantfunds.com. Before investing, carefully consider the Fund's investment objectives, risks, charges and expenses. For this and other information obtain the Fund's prospectus by calling (800) 326-2151 or visiting www.quantfunds.com. Please read the prosp ectus carefully before you invest.

QUANT LONG/SHORT FUND

INVESTMENT PROFILE

All Data as of March 31, 2009

Investment Commentary

For the 12-month period ended March 31, 2009, the Quant Long/Short Fund's Ordinary Shares (the "Fund") underperformed its benchmark, the S&P 500 Index (the "Index"). The Fund achieved a return of -41.36% at net asset value compared to -38.09% for the Index.

Market Conditions and Investment Strategies

The Quant Long/Short Fund seeks to add value though both long and short positions, maintaining approximately 100% net equity exposure and keeping size, style, sector and beta characteristics similar to the benchmark. The Fund employs a disciplined, yet adaptive quantitative process that analyzes over 70 characteristics that impact equity returns. Analytic's approach is systematic in the way the importance of these characteristics are measured, but is also able to recognize and adapt to changes based on both the business cycle and economic conditions. The strategy primarily adds value by buying stocks with the most attractive factor profiles and shorting stocks with the least attractive factor profiles, within a set of risk constraints. Performance is therefore driven purely by the performance of the valuation model and is only minimally affected by market-wide factors.

The prior twelve months proved to be difficult for the Quant Long/Short Fund. Although the Fund began strong during the second quarter of 2008, the outperformance was quickly negated by a shift in sentiment during the starting days of the third quarter. In July, the market witnessed a strong reversal to factors that had driven performance during the second quarter. In particular, momentum factors and characteristics commonly associated with growth securities, such as Growth in Profitability and Recent EPS Growth, detracted from performance. At the same time, valuation factors were rewarded. Thematically, however, one constant remained - companies exhibiting higher quality characteristics were rewarded consistently during the period. Conversely, lower-quality characteristics were penalized as investors shied away from highly-leveraged companies and gravitated to companies with strong balance sheets.

During the fourth quarter of 2008, the valuation factors saw a mild reversal thereby hurting performance. As well, companies with higher than average Dividend Yield partook in a short term rally. Given there was a significant underexposure to the factor during the period, performance lagged. This trend, however, reversed again during much of the first quarter of 2009. Although high quality drove most of the quarter's outperformance, there was a marked trend reversal in the middle of March. The low quality rally that ensued reversed some of the gains made during the prior two months.

Portfolio Changes

During the prior twelve months ending March 31, 2009, the Fund systematically decreased exposure to securities with above average leverage levels and increased exposure to securities exhibiting high quality characteristics through strong Profit Margin, Asset Utilization, and Interest Coverage ratios. This move to higher quality companies remained consistent over the past twelve months, as investors avoided weak balance sheets and the perception of risk.

A Look Ahead

Going forward, we expect the model to continue to favor companies with above average exposures to Interest Coverage Ratio, Asset Utilization, and Recent Earnings Growth and to continue to shy away from highly-levered companies.

Fund Information

Net Assets Under Management	$43.6 Million
Number of Companies	274
Price to Book Ratio	1.2
Price to Earnings Ratio	8.1

	Ordinary	Institutional
Total Expense Ratio (Net)	2.71%	3.19%
Ticker Symbol	USBOX	QGIAX

The Fund's portfolio is managed by a team of portfolio managers at Analytic Investors, LLC. The lead portfolio managers are Harindra de Silva, Ph.D.,CFA, Dennis Bein, CFA, and Steve Sapra, CFA.

QUANT LONG/SHORT FUND

Top 10 Long Holdings

Percentage of total net assets	32.4%
Exxon Mobil Corporation	5.5%
Microsoft Corporation	4.4%
Hewlett-Packard Company	3.9%
Cheveron Texaco Corporation	3.7%
Intel Corporation	3.1%
Comcast Corporation	2.6%
AmerisourceBergen Corporation	2.4%
Texas Instruments Inc.	2.3%
Corning Incorporated	2.3%
The Charles Schwab Corporation	2.2%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund's portfolio.

Top 10 Short Holdings

Percentage of total net assets	(10.5)%
Pitney Bowes, Inc.	(1.5)%
International Rectifier Corp.	(1.3)%
Taubman Centers, Inc.	(1.1)%
Jefferies Group, Inc.	(1.0)%
Lam Research Corporation	(1.0)%
Lazard, Ltd	(1.0)%
Legg Mason, Inc.	(1.0)%
AutoZone, Inc.	(0.9)%
Plains Exploration & Production Company	(0.9)%
ON Semiconductor Corporation	(0.8)%

There is no guarantee that such securities will continue to be viewed unfavorably or that such short positions will continue.

Sector Allocation

Percentage of total net assets	100.0%
Information Technology	26.2%
Financials	21.4%
Health Care	16.3%
Energy	15.9%
Consumer Staples	13.3%
Industrials	12.2%
Consumer Discretionary	11.4%
Telecommunication Services	4.0%
Materials	3.9%
Utilities	3.2%
Cash and Other Assets (Net)	1.4%
Short Positions	(29.2)%

Value of a $10,000 Investment

Quant Long/Short (QLS) Ordinary Shares vs. S&P 500 Index

Average Annual Total Returns

	1Q 2009	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	(10.24)%	(31.64)%	(41.36)%	(6.80)%	(4.60)%	7.38%	05/06/85
Institutional Shares[1]	(10.39)%	(31.83)%	(41.66)%	(6.64)%	(4.27)%	5.02%	03/25/91
S & P 500[2]	(11.01)%	(30.54)%	(38.09)%	(4.76)%	(3.00)%	8.80%

1  Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

2  The S&P 500 Index is an unmanaged index of stocks chosen to their size industry characteristics. It is widely recognized as representative of stocks in the United States. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. You cannot invest directly in the Index. The beginning date for the Index is 06/30/85.

Short selling involves certain risks including the possibility that short positions do not limit the Fund's stock market exposure as expected, that the future value of a short position increases above its recorded value potentially resulting in an unlimited loss and that the lender of a security sold short could terminate the loan at a price or time that is disadvantageous to the Fund.

Performance data quoted represents past performance and is no guarantee of future results and the information above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Current Fund performance may be lower or higher than performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, visit the Fund's website at www.quantfunds.com. Before investing, carefully consider the Fund's investment objectives, risks, charges and expenses. For this and other information obtain the Fund's prospectus by calling (800) 326-2151 or visiting www.quantfunds.com. Please read the prosp ectus carefully before you invest.

QUANT EMERGING MARKETS FUND

INVESTMENT PROFILE

All Data as of March 31, 2009

Investment Commentary

For the 12-month period ended March 31, 2009, the Quant Quant Emerging Markets Fund's Ordinary Shares (the "Fund") un- derperformed its benchmark, the MSCI Emerging Markets Index (the "Index"). The Fund produced a return of -53.27% at net asset value compared to -46.9% for the Index.

Market Conditions and Investment Strategies

On a sector basis, portfolio underperformance was largely due to security selection in Industrials (-14.9%), Materials (-14.2%), and Energy (-.86%). Sectors that contributed to relative portfolio value were Financials (+.13%) and Consumer Discretionary (+.10%). On a country basis, positions held in China (-17.4%), South Korea (-12.6%), and Taiwan (-.68%) were the largest detractors. Positions held in India (+.38%) and the United States (+11.7%) contributed.

Portfolio Changes

In February 2009, The Quant Emerging Markets Fund transitioned from the 4 factor PanAgora Emerging Markets Stock Selector strategy to the PanAgora Dynamic Emerging Markets strategy. The Dynamic investment process uses a contextual modeling approach that integrates multiple sources of excess return (alpha) within multi-factor models to develop individual return forecasts for all securities in the investable universe.

A Look Ahead

With the emerging markets equities rallying off its lows set back in mid-November, there should be some concern as to the sustainability of the current rally. Investors need to be asking themselves whether we have indeed found the lows for the markets and have seen the end of one of the worst bear markets since the 1930s; or if we are simply in the midst of bear market rally with some legs to it. A bear market rally with legs refers to a bear market rally that can last a considerable amount of time longer and return a considerable amount more than a typical rally. How investors should position their portfolios must be predicated on the answer to this question.

The bear market rally with legs scenario may be supported by the flows into emerging markets over the last four weeks. These are assets that had been on the sidelines and are now being put to work. One recent survey showed that fund managers have increased their global expectations and risk appetite. A macroeconomic driver that often leads to the next bull market (national highway network - 1950s, space program - 1960s, tech-induced productivity gains - 1990s) is not apparent. Finally, the economic underpinnings for a sustained bull market are not in place that would signify a true bottom.

It is important to remember that with bear market rallies comes the eventual test of the lows. Investors need to keep an eye towards this and position their portfolios appropriately. China will likely continue to be the most favored country for investors in the near term as the $600 billion stimulus package continues to work its way into the economy. Material and energy suppliers like Brazil and Russia will benefit from growth surprises from China.

Fund Information

Net Assets Under Management	$189.8 Million
Number of Companies	139
Price to Book Ratio	1.3
Price to Earnings Ratio	8.1

	Ordinary	Institutional
Total Expense Ratio (Net)	1.67%	1.48%
Ticker Symbol	QFFOX	QEMAX

The Fund's portfolio is managed by a team of portfolio managers at PanAgora Asset Management, Inc.

QUANT EMERGING MARKETS FUND

Top 10 Long Holdings

Percentage of total net assets	25.4%
China Mobile Limited	3.0%
Gazprom	3.0%
Samsung Electronics Co., Ltd.	2.9%
Quanta Computer	2.7%
Posco	2.6%
CNOOC Limited	2.4%
Teva Pharmacutical Industries Ltd.	2.3%
PetroChina Company Limited	2.2%
China Construction Bank Corporation	2.2%
China Petroleum & Chemical Corporation	2.1%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund's portfolio.

Sector Allocation

Percentage of total net assets	100.0%
Financials	18.5%
Energy	17.3%
Materials	14.0%
Telecommunication Services	13.1%
Information Technology	10.8%
Industrial	9.4%
Consumer Staples	5.9%
Utilities	5.6%
Healthcare	3.1%
Consumer Discretionary	2.3%

Top 10 Country Allocations

Percentage of total net assets	91.4%
China	20.0%
South Korea	16.8%
Brazil	15.0%
Taiwan	11.1%
South Africa	7.1%
Russia	6.2%
Israel	5.4%
Malaysia	4.1%
Mexico	2.9%
Thailand	2.8%

Value of a $10,000 Investment

Quant Emerging Markets (QEM) Ordinary Shares vs. MSCI EM Index

Average Annual Total Returns

	1Q 2009	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	(1.04)%	(33.32)%	(53.27)%	2.86%	8.50%	3.10%	09/30/94
Institutional Shares[1]	(1.02)%	(33.23)%	(53.17)%	3.19%	8.95%	4.99%	04/02/96
MSCI EM2	1.02%	(26.82)%	(46.90)%	6.25%	8.14%	2.33%

1  Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

2  The Morgan Stanley Capital International Emerging Markets ("MSCI EM") Index is an unmanaged index comprised of stocks located in countries other than the United States. It is widely recognized as representative of the general market for emerging markets. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect fees or expenses. You cannot invest directly in an Index. The beginning date for the Index is 06/30/85.

Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

Performance data quoted represents past performance and is no guarantee of future results and the information above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Current Fund performance may be lower or higher than performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, visit the Fund's website at www.quantfunds.com. Before investing, carefully consider the Fund's investment objectives, risks, charges and expenses. For this and other information obtain the Fund's prospectus by calling (800) 326-2151 or visiting www.quantfunds.com. Please read the prosp ectus carefully before you invest.

QUANT FOREIGN VALUE FUND

INVESTMENT PROFILE

All Data as of March 31, 2009

Investment Commentary

For the 12-month period ended March 31, 2009, the Quant Foreign Value Fund's Ordinary Shares (the "Fund") underperformed its benchmark, the Morgan Stanley Capital International Europe, Australasia, Far East Index (the "Index"). The Fund achieved a return of -55.95% at net asset value compared to -46.20% for the Index.

Market Conditions and Investment Strategies

Market volatility, endemic to most of 2008, followed course in the first quarter of 2009, backed mainly by concerns in the financial sector. Discussions about bank nationalization and constricted credit contributed to declines in all bank stocks, regardless of fundamentals. The Fund's management cut back on financials due to dilution that may be accompanied by additional capital injections by governments. However, the Fund remained focused on fundamentally strong smaller community banks; historically, when markets are recovering, smaller banks can rebound substantially.

Credit concerns permeated other sectors that rely on global trade and infrastructure financing, namely industrials and materials. Industrials, uncertain about future product demand and mispriced due to pessimistic market perception, continued to suffer. While many of the Fund's industrials had weak performance, meetings with some of these companies suggested that fundamentals were resilient. In fact, a number of the weakest performers more recently reported strong results.

Stocks in the materials sector remained soft worldwide, trading in-line with macro-economic conditions. To counterbalance general sector weakness, the Fund held materials companies that are low cost producers. These select companies continued to generate cash, while competitors lost money and/or closed operations - laying the foundation for a possible rebound when the economy recovers.

The portfolio experienced sector outperformance versus some of MSCI World Index sector benchmarks during the year. Defensive sectors, comprised of utilities, telecommunications and information technology, proved to be low risk stocks that buffered market and portfolio volatility.

Portfolio Changes

During the year, Fund management trimmed holdings in financials, Japanese domestic-oriented stocks and a few materials and industrials, where analysis revealed deterioration in fundamentals in relation to evolving market dynamics. By executing sells, management was able to improve the valuation of the portfolio and reduce exposure in some sectors that may experience further weakness. Preservation of capital remains a top priority in the current strategy.

A Look Ahead

During the year, Fund management made portfolio changes, selling stocks where future prospects may jeopardize cash flow. Management remains vigilant in their research effort, as ever-changing market dynamics and increased unemployment point to continued volatility. There are early indications that the economy is flattening out in certain sectors, yet the overall economy is not likely to recover until unemployment figures begin to level off or improve.

Fund management is being conservative in portfolio strategy, carefully scrutinizing new buying opportunities and deploying cash during periods of extreme market weakness, when quality companies can be bought at low valuations.

We remain confident that the Fund's investment philosophy, discipline and current strategy result in investments that should be fundamentally sound in the current economic crisis. Growing evidence indicates that portfolio companies with healthy cash flows and manageable debt levels may gain strength as the credit crisis persists and competitors struggle or fail. When the markets normalize, the portfolio should be well situated with admirably performing companies.

Fund Information

Net Assets Under Management	$240.9 Million
Number of Companies	51
Price to Book Ratio	0.9
Price to Earnings Ratio	6.0

	Ordinary	Institutional
Total Expense Ratio (Net)	1.62%	1.38%
Ticker Symbol	QFVOX	QFVIX

The Fund's lead portfolio manager is Bernard R. Horn, Jr., of Polaris Capital Management, LLC

QUANT FOREIGN VALUE FUND

Top 10 Holdings

Percentage of total net assets	34.1%
Bellway PLC	5.1%
Samsung Electronics Company Ltd.	4.1%
Persimmon PLC	3.4%
CRH PLC	3.3%
Kone Corporation OYJ-B	3.2%
BHP Billiton Ltd.	3.1%
Andritz AG	3.1%
SK Telecom Company Ltd.	3.0%
Sasol Ltd.	2.9%
Christian Dior S.A.	2.9%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund's portfolio.

Top 10 Country Allocations

Percentage of total net assets	82.3%
Japan	16.5%
United Kingdom	13.1%
Germany	10.1%
Finland	9.1%
Ireland	7.7%
South Korea	7.1%
France	6.7%
Sweden	5.7%
South Africa	3.2%
Australia	3.1%

Sector Allocation

Percentage of total net assets	100.0%
Industrials	21.6%
Materials	21.3%
Consumer Discretionary	19.3%
Financials	11.2%
Energy	7.8%
Consumer Staples	5.7%
Telecommunications Services	4.9%
Information Technology	4.2%
Utilities	4.0%

Value of a $10,000 Investment

Quant Foreign Value (QFV) Ordinary Shares vs. MSCI EAFE Index

Average Annual Total Returns

	1Q 2009	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	(9.32)%	(33.38)%	(55.95)%	(5.54)%	2.52%	0.67%	05/15/98
Institutional Shares[1]	(9.31)%	(33.32)%	(55.85)%	(5.30)%	2.76%	2.61%	12/18/98
MSCI EAFE[2]	(13.85)%	(31.00)%	(46.20)%	(1.75)%	(0.47)%	0.11%

1  Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

2  The Morgan Stanley Capital International Europe, Australasia, and Far East ("MSCI EAFE") Index is an unmanaged index comprised of stocks located in countries other than the United States. It is widely recognized as representative of the general market for foreign markets. Index returns assume the reinvestment of dividends and, unlike Fund returns, do not reflect fees or expenses. You cannot invest directly in an Index. The beginning date for the Index is 05/29/98.

Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

Performance data quoted represents past performance and is no guarantee of future results and the information above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Current Fund performance may be lower or higher than performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, visit the Fund's website at www.quantfunds.com. Before investing, carefully consider the Fund's investment objectives, risks, charges and expenses. For this and other information obtain the Fund's prospectus by calling (800) 326-2151 or visiting www.quantfunds.com. Please read the prosp ectus carefully before you invest.

QUANT FOREIGN VALUE SMALL CAP FUND

INVESTMENT PROFILE

All Data as of March 31, 2009

Investment Commentary

The Quant Foreign Value Small Cap Fund commenced operations on May 1, 2008. For the eleven month period ended March 31, 2009, the Fund's Ordinary Shares (the "Fund") yielded a return of -51.25% at net asset value compared to a return of -50.18% for the S&P/Citigroup EPAC Small Cap Index ("the Index")

Market Conditions and Investment Strategies

World economic conditions deteriorated sharply during the first eleven months of the fund's history. The difficulties faced initially by United States lenders to sub-prime mortgage borrowers spread throughout the world and resulted in the worst financial crisis since the 1930s. Virtually every industrial sector and stock market in the world declined sharply, and most non US markets under-performed the US market. The markets have been indiscriminate with both large and small and value and growth oriented companies being punished. There were a number of other negative influences on performance. The portfolio has had a large exposure to the Industrial sector that was under particular pressure. Collectively, portfolio holdings within this sector under performed with Bobst, a Swiss machinery producer, and Italian foundation and construction contractor Trevi Finazieria particularly hard hit. The Financial sector, reflecting the full f orce of the crisis, also declined sharply. A depreciating Russian bank investment was one of the poorer portfolio performers.

One successful tactic was to hold a cash reserve in anticipation of lower common stock prices as economic conditions deteriorated. In addition, stock selections in the Consumer Discretionary sector outperformed, led by a Japanese entertainment retailer, Culture Convenience Club. The Energy sector was under more pressure than any single sector as oil prices plummeted. Fortunately the portfolio had a small exposure to this sector and the Chinese portfolio holding Sinopec Kantons (petrochemical trading) was one of the few holdings to appreciate.

Portfolio Changes

Portfolio transactions during this first eleven months of operation primarily involved making the 52 individual initial portfolio investments by September 30, 2008. In addition, temporary investments were made in the two value oriented international small cap exchange traded funds (ETFs) while research on new holdings was being completed. Subsequent investments included Glanbia, an Irish producer of dairy products, and Healthcare Locums, a specialist healthcare recruitment business based in the UK. Five common stocks, Heidelberger Druckmaschinen, Makino Milling Machine, Salcomp, Marazzi Group and Uponor, were subsequently sold. Marazzi was acquired, but the other four were sold because their cash flows were especially vulnerable to the deteriorating business environment.

A Look Ahead

Fund management will continue to seek out and hold investments that we believe represent exceptional value as stock prices return to a more rational equilibrium. The Fund's philosophy remains steadfast: invest in companies that generate considerable free cash flow relative to the market value of the company. In an economic environment where credit is constrained, those companies with strong cash flow and low or manageable debt should be well positioned to not only survive the current downturn, but to prosper during a recovery.

Fund Information

Net Assets Under Management	$22.6 Million
Number of Companies	51
Price to Book Ratio	0.8
Price to Earnings Ratio	5.7

	Ordinary	Institutional
Total Expense Ratio (Net)	1.97%	1.85%
Ticker Symbol	QUSOX	QUSIX

The Fund's lead portfolio manager is Bernard R. Horn, Jr., of Polaris Capital Management, LLC

QUANT FOREIGN VALUE SMALL CAP FUND

Top 10 Holdings

Percentage of total net assets	22.6%
CSR plc	2.3%
SpareBank 1 Nord-Norge	2.3%
Usha Martin Group	2.3%
Healthcare Locums plc	2.3%
NagaCorp	2.3%
Galliford Try	2.3%
Sichuan Xinhua Winshare Chainstore Co., Ltd.	2.2%
Sinopec Kantons Holdings Limited	2.2%
New Clicks Holdings	2.2%
Austal Limited	2.2%

There is no guarantee that such securities will continue to be viewed favorably or held in the Fund's portfolio.

Sector Allocation

Percentage of total net assets	100.0%
Industrials	23.6%
Consumer Discretionary	21.8%
Financials	15.9%
Information Technology	13.1%
Consumer Staples	11.8%
Materials	4.4%
Exchange Traded Funds	4.3%
Heatlh Care	3.3%
Telecommunication Services	1.8%

Top 10 Country Allocations

Percentage of total net assets	77.0%
United Kingdom	22.0%
China	10.7%
India	10.0%
Norway	6.1%
Sweden	5.9%
Ireland	5.8%
Japan	5.3%
Italy	3.8%
Switzerland	3.7%
Singapore	3.7%

Value of a $10,000 Investment

Quant Foreign Value Small Cap (QFVSC) Ordinary Shares vs. EPAC EMI Index

Average Annual Total Returns

	1Q 2009	Six Months	One Year	Five Year	Ten Year	Since Inception	Inception Date
Ordinary Shares	(8.37)%	(34.47)%				(51.25)%	05/01/08
Institutional Shares[1]	(8.37)%	(34.41)%				(51.20)%	05/01/08
S&P/EPAC Small Cap Index	(11.36)%	(31.42)%				(50.18)%

1  Institutional Shares may only be purchased by certain categories of investors and are not subject to sales charges or distribution fees.

2  The S&P/Citigroup Extended Market Europe Pacific Asia Composite ( "S&P/Citigroup EMI EPAC") Index measures the bottom 20% of institutionary investable capital of developed and emerging (after 09/30/1994) countries, selected by the index sponsor outside of the United States. It is widely recognized as representative of the general market for foreign markets. Index returns assume the reinvestment of dividends and, unlike Fund returns, do no reflect any fees or expenses. You cannot invest directly in an Index. The Index was established in 1989.

Investing in foreign markets, particularly emerging markets, can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments and can perform differently than the U.S. market.

Performance data quoted represents past performance and is no guarantee of future results and the information above does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of shares. Current Fund performance may be lower or higher than performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, visit the Fund's website at www.quantfunds.com. Before investing, carefully consider the Fund's investment objectives, risks, charges and expenses. For this and other information obtain the Fund's prospectus by calling (800) 326-2151 or visiting www.quantfunds.com. Please read the prosp ectus carefully before you invest.

QUANT SMALL CAP FUND

SCHEDULE OF INVESTMENTS

March 31, 2009

Common Stock -95.8%
	Shares	Value
BANKS-0.8%
CoBiz Financial, Inc.	29,069	$152,612
Pinnacle Financial Partners, Inc. (a)	9,559	226,644
UCBH Holdings, Inc. (b)	47,591	71,862
Wintrust Financial Corporation	8,433	103,726
		554,844
BIOTECHNOLOGY-1.2%
Kendle International, Inc. (a)	17,841	373,947
Sequenom, Inc. (a)(b)	33,208	472,218
		846,165
CHEMICALS-1.0%
LSB Industries, Inc. (a)(b)	66,742	660,078
COMMERCIAL SERVICES & SUPPLIES-7.8%
Clean Harbors, Inc. (a)	21,031	1,009,488
FTI Consulting, Inc. (a)	28,736	1,421,857
Kforce, Inc. (a)	99,449	699,127
Waste Connections, Inc. (a)	59,567	1,530,872
Watson Wyatt Worldwide, Inc.	14,879	734,576
		5,395,920
COMMUNICATIONS EQUIPMENT-4.0%
NICE-Systems, Ltd. (a)(b)(c)	109,907	2,732,288
CONTAINERS & PACKAGING-3.1%
Silgan Holdings, Inc.	28,574	1,501,278
Sonoco Products Company	31,908	669,430
		2,170,708
DIVERSIFIED COMMUNICATION SERVICES-0.3%
Hughes Communications, Inc. (a)	18,882	227,150
ELECTRIC UTILITIES-1.1%
Ormat Technologies, Inc.	26,800	735,928
ELECTRICAL EQUIPMENT-1.1%
American Superconductor Corporation (a)	41,596	720,027
ENERGY EQUIPMENT & SERVICES-4.0%
Core Laboratories N.V.	37,548	2,747,012
FOOD PRODUCTS-10.4%
Dean Foods Company (a)	160,044	2,893,595
Diamond Foods, Inc.	63,116	1,762,830
The Hain Celestial Group, Inc. (a)(b)	37,353	531,907
Smart Balance, Inc. (a)	20,334	122,817

The accompanying notes are an integral part of these financial statements.

QUANT SMALL CAP FUND

SCHEDULE OF INVESTMENTS (continued)

March 31, 2009

	Shares	Value
FOOD PRODUCTS (continued)
United Natural Foods, Inc. (a)(b)	101,033	$1,916,596
		7,227,745
HEALTH CARE EQUIPMENT & SERVICES-8.9%
Haemonetics Corporation (a)	13,233	728,874
inVentiv Health, Inc. (a)	62,408	509,249
Omnicell, Inc. (a)	122,079	954,658
Psychiatric Solutions, Inc. (a)	39,692	624,355
Schein (Henry), Inc. (a)(b)	31,602	1,264,396
Universal Health Services, Inc.	22,092	847,007
Varian Medical Systems, Inc. (a)	12,350	293,189
ZOLL Medical Corporation (a)	66,266	951,580
		6,173,308
HOTELS, RESTAURANTS & LEISURE-1.6%
California Pizza Kitchen, Inc. (a)	32,292	422,380
Royal Caribbean Cruises Ltd.	84,830	679,488
		1,101,868
INSURANCE-2.5%
Aspen Insurance Holdings Limited	30,280	680,089
Brown & Brown, Inc.	56,036	1,059,641
		1,739,730
MACHINERY-4.6%
ESCO Technologies, Inc. (a)	30,874	1,194,824
Gardner Denver, Inc. (a)	50,072	1,088,565
Harsco Corporation (b)	41,491	919,855
		3,203,244
MEDIA-5.2%
Entercom Communications Corporation	9,204	10,124
Lions Gate Entertainment Corporation (a)	92,720	468,236
Regal Entertainment Group	235,987	3,164,586
		3,642,946
METALS & MINING-3.8%
Compass Minerals International, Inc.	46,473	2,619,683
OIL & GAS-1.1%
Natural Gas Services Group, Inc. (a)	90,373	813,357
PHARMACEUTICALS-1.3%
Par Pharmaceutical Companies, Inc. (a)(b)	89,788	850,292

The accompanying notes are an integral part of these financial statements.

QUANT SMALL CAP FUND

SCHEDULE OF INVESTMENTS (continued)

March 31, 2009

	Shares	Value
REAL ESTATE-9.6%
AMB Property Corporation (b)	29,209	$420,610
Entertainment Properties Trust	183,183	2,886,964
Hersha Hospitality Trust	396,983	754,267
Ventas, Inc. (b)	114,272	2,583,690
		6,645,531
RETAILING-3.7%
GUESS?, Inc.	98,047	2,066,831
Urban Outfitters, Inc. (a)	29,077	475,991
		2,542,822
SOFTWARE & SERVICES-10.7%
Acacia Research (a)	126,290	515,263
Alliance Data Systems Corporation (a)(b)	42,296	1,562,837
Blackboard, Inc. (a)(b)	62,799	1,993,240
Constant Contact, Inc. (a)	48,493	678,417
Internet Capital Group, Inc. (a)	158,699	639,557
STEC, Inc. (a)	56,403	415,690
Synaptics Incorporated (a)(b)	19,921	533,086
Ulticom, Inc. (a)(b)	163,473	899,102
Verint Systems, Inc. (a)(b)	54,161	189,564
		7,426,756
TELECOMMUNICATION SERVICES-0.2%
Atlantic Tele-Network, Inc.	8,799	168,765
WIRELESS TELECOMMUNICATION SERVICES-7.8%
Crown Castle International Corporation (a)	101,875	2,079,269
SBA Communications Corporation (a)	141,175	3,289,378
		5,368,647
TOTAL COMMON STOCK (Cost $89,526,860)		66,314,814
Short Term Investments-4.6%
	Par Value	Value
State Street Bank & Trust Co., Repurchase Agreement 0.01%, 4/01/09, (Dated 3/31/09), Collateralized by $3,245,000 par U.S. Treasury Bill-zero coupon due 9/10/09, Market Value $3,239,808, Repurchase Proceeds $3,172,001 (Cost $3,172,000)	$3,172,000	$3,172,000

The accompanying notes are an integral part of these financial statements.

QUANT SMALL CAP FUND

SCHEDULE OF INVESTMENTS (continued)

March 31, 2009

	Par Value	Value
TOTAL INVESTMENTS (EXCLUDING INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED)-100.4% (Cost $92,698,860)		$69,486,814
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED-9.6%
Money Market-9.6%
JP Morgan Prime Money Market Fund-Inst. (Cost $6,611,099)	$6,611,099	6,611,099
TOTAL INVESTMENTS-110.0% (d) (Cost $99,309,959)		76,097,913
OTHER ASSETS & LIABILITIES (NET)-(10.0%)		(6,873,949)
NET ASSETS-100%		$69,223,964

(a)  Non-income producing security

(b)  All or a portion of this security was out on loan.

(c)  ADR-American Depositary Receipts

(d)  At March 31, 2009, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $99,963,860 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$1,752,081
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(25,618,028)
Net unrealized appreciation/(depreciation)	$(23,865,947)

  The percentage of each investment category is calculated as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.

QUANT LONG/SHORT FUND

SCHEDULE OF INVESTMENTS

March 31, 2009

Common Stock-98.5%
Long Positions-127.8%
	Shares	Value
AEROSPACE & DEFENSE-2.3%
General Dynamics Corporation (b)	3,873	$161,078
Lockheed Martin Corporation (b)	7,115	491,149
Raytheon Company (b)	9,244	359,961
		1,012,188
AIRLINES-0.7%
Southwest Airlines Co. (b)	50,590	320,235
AUTOMOBILES-0.7%
Federal-Mogul Corporation (a)(b)	6,806	45,464
Ford Motor Company (a)(b)	94,348	248,135
WABCO Holdings Inc. (b)	2,237	27,538
		321,137
BANKS-7.5%
BancorpSouth, Inc. (b)	2,351	48,995
Bank of America Corporation (b)	60,787	414,567
Bank of Hawaii Corporation (b)	1,514	49,932
BB&T Corporation (b)	13,713	232,024
BOK Financial Corporation (b)	317	10,952
Hudson City Bancorp, Inc.	6,124	71,590
MBIA, Inc. (a)(b)	28,786	131,840
Northern Trust Corporation (b)	9,565	572,178
SunTrust Banks, Inc.	15,825	185,786
TFS Financial Corporation (b)	31,073	376,915
The Bank of New York Mellon Corporation (b)	25,449	718,934
U.S. Bancorp (b)	26,718	390,350
Wells Fargo & Company (b)	5,988	85,269
		3,289,332
BEVERAGES-0.3%
Brown-Forman Corporation (b)	3,443	133,692
BIOTECHNOLOGY-1.2%
Gilead Sciences, Inc. (a)(b)	10,971	508,177
CHEMICALS-3.6%
Ashland, Inc. (b)	70,263	725,817
E. I. du Pont de Nemours and Company (b)	13,812	308,422
Ecolab, Inc. (b)	8,764	304,374
Monsanto Company (b)	856	71,134
Rohm and Haas Company (b)	260	20,498
Terra Industries, Inc., (b)	2,354	66,124
The Dow Chemical Company (b)	5,700	48,051

The accompanying notes are an integral part of these financial statements.

QUANT LONG/SHORT FUND

SCHEDULE OF INVESTMENTS (continued)

March 31, 2009

	Shares	Value
CHEMICALS (continued)
The Mosaic Company	472	$19,814
		1,564,234
COMMERCIAL SERVICES AND SUPPLIES-1.8%
C.H. Robinson Worldwide, Inc. (b)	10,683	487,252
Cree, Inc. (a)(b)	8,306	195,440
Genpact Limited (a)(b)	905	8,018
Steelcase, Inc. (b)	15,448	77,395
		768,105
COMMUNICATIONS EQUIPMENT-3.8%
Cisco Systems, Inc. (a)(b)	17,393	291,681
Corning Incorporated	74,965	994,785
Motorola, Inc. (b)	85,587	362,033
		1,648,499
COMPUTERS & PERIPHERALS-4.9%
Dell, Inc. (a)(b)	13,757	130,416
Hewlett-Packard Company (b)	53,354	1,710,529
International Business Machines (b)	3,221	312,083
		2,153,028
CONSTRUCTION ENGINEERING-2.9%
Fluor Corporation (b)	17,324	598,544
Jacobs Engineering Group, Inc. (a)(b)	11,620	449,229
Quanta Services, Inc. (a)(b)	9,593	205,770
		1,253,543
CONSUMER SERVICES-1.3%
H&R Block, Inc. (b)	31,691	576,459
DISTRIBUTORS-0.3%
CarMax, Inc. (a)(b)	10,671	132,747
DIVERSIFIED FINANCIAL SERVICES-9.5%
BlackRock, Inc. (b)	5,247	682,320
CME Group, Inc. (b)	84	20,697
Discover Financial Services (b)	15,232	96,114
Investment Technology Group, Inc. (a)	53	1,352
Janus Capital Group, Inc. (b)	83,054	552,309
JPMorgan Chase & Co.	3,514	93,402
Principal Financial Group, Inc. (b)	13,879	113,530
SEI Investments Company (b)	2,295	28,022
State Street Corporation (b)	13,075	402,449
T. Rowe Price Group, Inc. (b)	13,351	385,310

The accompanying notes are an integral part of these financial statements.

QUANT LONG/SHORT FUND

SCHEDULE OF INVESTMENTS (continued)

March 31, 2009

	Shares	Value
DIVERSIFIED FINANCIAL SERVICES (continued)
The Charles Schwab Corporation (b)	62,880	$974,640
Visa, Inc. (b)	14,584	810,870
		4,161,015
DIVERSIFIED TELECOMMUNICATION SERVICES-3.6%
AT&T Corporation	32,641	822,553
Clearwire Corporation (a)(b)	22,346	115,082
Sprint Nextel Corporation (a)(b)	106,235	379,259
Verizon Communications Inc. (b)	8,275	249,905
		1,566,799
ELECTRIC UTILITIES-3.2%
Calpine Corporation (a)(b)	49,947	340,139
Mirant Corporation (a)(b)	24,624	280,714
NRG Energy, Inc. (a)(b)	14,078	247,773
PPL Corporation (b)	13,816	396,657
Reliant Energy, Inc. (a)(b)	9,291	29,638
The AES Corporation (a)(b)	13,814	80,259
		1,375,180
ELECTRONIC EQUIPMENT & INSTRUMENTS-2.4%
Agilent Technologies, Inc. (a)	7,062	108,543
Ingram Micro, Inc. (a)(b)	27,979	353,654
Intersil Corporation (b)	5,876	67,574
Jabil Circuit, Inc. (b)	11,444	63,629
Molex Incorporated (b)	8,858	121,709
Tech Data Corporation (a)(b)	7,625	166,073
Tyco Electronics, Ltd. (b)	16,485	181,994
		1,063,176
ENERGY EQUIPMENT & SERVICES-1.9%
Baker Hughes Incorporated (b)	3,223	92,017
Dresser-Rand Group, Inc. (a)(b)	1,115	24,642
Halliburton Company (b)	19,063	294,905
National Oilwell Varco, Inc. (a)	19	545
Schlumberger Limited (b)	9,333	379,106
TETRA Technologies, Inc. (a)(b)	5,785	18,801
		810,016
FOOD PRODUCTS-3.0%
Bunge Limited (b)	7,010	397,117
Corn Products International, Inc. (b)	8,947	189,676
Hormel Foods Corporation (b)	2,460	78,007

The accompanying notes are an integral part of these financial statements.

QUANT LONG/SHORT FUND

SCHEDULE OF INVESTMENTS (continued)

March 31, 2009

	Shares	Value
FOOD PRODUCTS (continued)
Tyson Foods, Inc. (b)	67,477	$633,609
		1,298,409
FOOD STAPLES & DRUG RETAILING-6.8%
Archer-Daniels-Midland Company (b)	14,103	391,781
Costco Wholesale Corporation (b)	16,002	741,213
CVS Caremark Corporation (b)	14,507	398,798
Dean Foods Company (a)(b)	5,376	97,198
SYSCO Corporation (b)	41,534	946,975
Walgreen Co.	15,376	399,161
		2,975,126
HEALTH CARE EQUIPMENT & SERVICES-2.9%
Express Scripts, Inc. (a)(b)	999	46,124
McKesson Corporation (b)	18,572	650,763
Stryker Corporation (b)	13,974	475,675
UnitedHealth Group Inc. (b)	4,779	100,024
		1,272,586
HEALTH CARE PROVIDERS & SERVICES-2.9%
Aetna, Inc. (b)	3,048	74,158
Cardinal Health, Inc. (b)	27,886	877,851
Health Management Associates, Inc. (a)(b)	4,298	11,089
Health Net, Inc. (a)(b)	3,680	53,286
Hill-Rom Holdings, Inc. (b)	11,818	116,880
Tenet Healthcare Corporation (a)(b)	95,784	111,110
WebMD Health Corp. (a)	329	7,337
		1,251,711
HOTELS, RESTAURANTS & LEISURE-0.8%
Interval Leisure Group, Inc. (a)(b)	358	1,897
Marriott International, Inc. (b)	4,227	69,154
MGM MIRAGE (a)(b)	48,261	112,448
Royal Caribbean Cruises, Ltd. (b)	3,374	27,026
Starwood Hotels & Resorts Worldwide, Inc. (b)	9,785	124,269
		334,794
HOUSEHOLD DURABLES-0.1%
Garmin Ltd. (b)	1,665	35,315
HOUSEHOLD PRODUCTS-1.1%
Procter & Gamble Company	9,744	458,845
INDUSTRIAL CONGLOMERATES-1.5%
General Electric Company (b)	13,765	139,164

The accompanying notes are an integral part of these financial statements.

QUANT LONG/SHORT FUND

SCHEDULE OF INVESTMENTS (continued)

March 31, 2009

	Shares	Value
INDUSTRIAL CONGLOMERATES (continued)
KBR, Inc. (b)	37,368	$516,052
		655,216
INSURANCE-2.1%
AFLAC Inc. (b)	21,537	416,956
American Financial Group, Inc. (b)	527	8,459
The Travelers Companies, Inc.	3,523	143,175
Torchmark Corporation (b)	2,823	74,047
Unum Group (b)	21,468	268,350
		910,987
INTERNET SOFTWARE & SERVICES-0.0%
Google, Inc. (a)(b)	53	18,447
IT CONSULTING & SERVICES-1.9%
Accenture, Ltd. (b)	19,757	543,120
MasterCard Incorporated (b)	628	105,177
The Western Union Company (b)	15,389	193,440
		841,737
MACHINERY-3.0%
AGCO Corporation (a)(b)	29,152	571,379
Flowserve Corporation (b)	748	41,978
Harsco Corporation (b)	16,927	375,271
John Bean Technologies Corporation (a)(b)	2,669	27,918
The Timken Company (b)	21,699	302,918
		1,319,464
MEDIA-4.5%
Comcast Corporation (b)	83,881	1,144,137
DISH Network Corporation (a)(b)	5,257	58,405
Disney (Walt) Company (b)	12,181	221,207
Liberty Media Capital (a)(b)	24,453	170,682
The DIRECTV Group, Inc. (a)(b)	7,182	163,678
The Interpublic Group of Companies, Inc. (a)(b)	34,906	143,812
Ticketmaster Entertainment, Inc. (a)	14,152	52,221
		1,954,142
METALS & MINING-0.2%
Commercial Metals Company (b)	4,418	51,028
Titanium Metals Corporation (b)	9,239	50,537
		101,565
OIL & GAS-13.9%
Anadarko Petroleum Corporation (b)	1,752	68,135

The accompanying notes are an integral part of these financial statements.

QUANT LONG/SHORT FUND

SCHEDULE OF INVESTMENTS (continued)

March 31, 2009

	Shares	Value
OIL & GAS (continued)
Cabot Oil & Gas Corporation (b)	9,731	$229,360
Chevron Corporation (b)	24,254	1,630,839
CNX Gas Corporation (a)(b)	1,372	32,530
EOG Resources, Inc. (b)	6,772	370,835
Exxon Mobil Corporation	35,383	2,409,582
Murphy Oil Corporation (b)	6,580	294,587
Occidental Petroleum Corporation	3,127	174,018
Pioneer Natural Resources Company (b)	29,649	488,319
Sunoco, Inc. (b)	335	8,871
Tesoro Corporation (b)	15,609	210,253
Whiting Petroleum Corporation (a)(b)	4,990	128,991
		6,046,320
PAPER & FOREST PRODUCTS-0.1%
Domtar Corporation (a)(b)	3,012	2,862
International Paper Company (b)	4,854	34,172
		37,034
PERSONAL PRODUCTS-0.5%
Bare Escentuals, Inc. (a)(b)	17,866	73,251
The Estee Lauder Companies, Inc. (b)	5,094	125,567
		198,818
PHARMACEUTICALS & BIOTECHNOLOGY-9.5%
AmerisourceBergen Corporation (b)	31,974	1,044,271
Amgen Inc. (a)	7,053	349,265
Forest Laboratories Inc. (a)(b)	2,747	60,324
Johnson & Johnson (b)	9,889	520,161
Medco Health Solutions, Inc. (a)(b)	13,348	551,806
Merck & Co., Inc. (b)	13,046	348,980
Pfizer Inc. (b)	41,119	560,041
Schering-Plough Corporation	10,049	236,654
Sepracor, Inc. (a)(b)	10,707	156,965
Wyeth (b)	7,215	310,534
		4,139,001
REAL ESTATE-2.3%
Boston Properties, Inc. (b)	2,882	100,956
Public Storage (b)	8,897	491,559
Rayonier, Inc. (b)	9,384	283,585
SL Green Realty Corp. (b)	10,330	111,564
		987,664

The accompanying notes are an integral part of these financial statements.

QUANT LONG/SHORT FUND

SCHEDULE OF INVESTMENTS (continued)

March 31, 2009

	Shares	Value
RETAILING-3.5%
Amazon.com, Inc. (a)(b)	381	$27,981
Best Buy Co., Inc. (b)	2,514	95,431
Big Lots, Inc. (a)(b)	8,748	181,783
BJ's Wholesale Club, Inc. (a)(b)	6,817	218,076
Foot Locker, Inc. (b)	18,614	195,075
Saks Inc. (a)(b)	3,079	5,758
Wal-Mart Stores, Inc.	15,120	787,752
Williams-Sonoma, Inc. (b)	1,294	13,043
		1,524,899
SEMICONDUCTOR EQUIPMENT-6.7%
Analog Devices, Inc. (b)	4,346	83,748
Atmel Corporation (a)(b)	73,313	266,126
Intel Corporation (b)	89,387	1,345,274
Marvell Technology Group, Ltd. (a)	24,967	228,698
Texas Instruments Inc. (b)	60,573	1,000,060
		2,923,906
SOFTWARE & SERVICES-6.3%
Computer Sciences Corporation (a)(b)	144	5,305
eBay, Inc. (a)(b)	22,908	287,724
Electronic Arts, Inc. (a)(b)	22,015	400,453
Microsoft Corporation (b)	104,544	1,920,473
salesforce.com, inc. (a)(b)	1,201	39,309
Synopsys, Inc. (a)(b)	5,260	109,040
		2,762,304
TEXTILES & APPAREL-0.2%
Guess?, Inc. (b)	3,583	75,529
TOBACCO-1.7%
Altria Group, Inc.	18,455	295,649
Philip Morris International Inc. (b)	12,470	443,683
		739,332
WIRELESS TELECOMMUNICATIONS-0.4%
NII Holdings, Inc. (a)(b)	5,376	80,640
Telephone and Data Systems, Inc. (b)	3,679	97,530
		178,170
TOTAL LONG POSITIONS-127.8% (Cost $63,474,976) (c)		55,698,883

The accompanying notes are an integral part of these financial statements.

QUANT LONG/SHORT FUND

SCHEDULE OF INVESTMENTS (continued)

March 31, 2009

Short Positions-(29.3%)
	Shares	Value
AIRLINES(0.2%)
AMR Corporation (a)	(19,744)	$(62,983)
Continental Airlines, Inc. (a)	(43)	(379)
		(63,362)
BANKS-(1.8%)
KeyCorp	(21,499)	(169,197)
Regions Financial Corporation	(46,797)	(199,355)
Synovus Financial Corp.	(6,996)	(22,737)
Webster Financial Corporation	(42,702)	(181,484)
Wilmington Trust Corporation	(1,231)	(11,928)
Zions Bancorporation	(21,614)	(212,466)
		(797,167)
BIOTECHNOLOGY-(0.3%)
BioMarin Pharmaceutical, Inc. (a)	(10,504)	(129,724)
BUILDING PRODUCTS-(0.3%)
Owens Corning (a)	(14,250)	(128,820)
COMMERCIAL SERVICES AND SUPPLIES-(2.2%)
Fiserv, Inc. (a)	(4,340)	(158,236)
FTI Consulting, Inc. (a)	(939)	(46,462)
Pitney Bowes, Inc.	(27,299)	(637,432)
The Dun & Bradstreet Corporation	(1,198)	(92,246)
Weight Watchers International, Inc.	(1,950)	(36,172)
		(970,548)
COMMUNICATIONS EQUIPMENT-(1.0%)
ADC Telecommunications, Inc. (a)	(68,038)	(298,687)
Ciena Corporation (a)	(10,182)	(79,216)
CommScope, Inc. (a)	(3,148)	(35,761)
		(413,664)
COMPUTERS & PERIPHERALS-(0.6%)
SeaGate Technology	(46,101)	(277,067)
CONSTRUCTION & ENGINEERING-(0.6%)
Eagle Materials, Inc.	(11,228)	(272,279)
CONTAINERS & PACKAGING-(0.2%)
Jarden Corporation (a)	(4,969)	(62,957)
DIVERSIFIED FINANCIAL SERVICES-(5.8%)
Affiliated Managers Group, Inc. (a)	(4,575)	(190,823)
Ameriprise Financial, Inc.	(2,725)	(55,835)
Capital One Financial Corporation	(9,854)	(120,613)
CapitalSource, Inc.	(61,239)	(74,712)

The accompanying notes are an integral part of these financial statements.

QUANT LONG/SHORT FUND

SCHEDULE OF INVESTMENTS (continued)

March 31, 2009

	Shares	Value
DIVERSIFIED FINANCIAL SERVICES (continued)
First Horizon National Corporation	(897)	$(9,634)
Jefferies Group, Inc.	(31,813)	(439,020)
Lazard, Ltd	(14,360)	(422,184)
Legg Mason, Inc.	(26,327)	(418,599)
Marshall & Ilsley Corporation	(28,056)	(157,955)
MF Global, Ltd. (a)	(9,791)	(41,416)
MSCI Inc. (a)	(1,697)	(28,696)
SLM Corporation (a)	(58,178)	(287,981)
The Goldman Sachs Group, Inc.	(1,444)	(153,093)
The Student Loan Corporation	(329)	(14,292)
Walter Industries, Inc.	(4,767)	(109,021)
		(2,523,874)
ENERGY EQUIPMENT & SERVICES-(0.2%)
Global Industries, Ltd. (a)	(26,948)	(103,480)
HEALTH CARE EQUIPMENT & SERVICES-(0.0%)
Hologic, Inc. (a)	(1,227)	(16,061)
HEALTH CARE PROVIDERS & SERVICES-(0.2%)
DaVita, Inc. (a)	(1,688)	(74,188)
HOUSEHOLD DURABLES-(1.7%)
KB Home	(1,814)	(23,909)
M.D.C. Holdings, Inc.	(10,563)	(328,932)
Mohawk Industries, Inc. (a)	(698)	(20,849)
NVR, Inc. (a)	(245)	(104,799)
Toll Brothers, Inc. (a)	(14,701)	(266,970)
		(745,459)
HOUSEHOLD PRODUCTS-(0.2%)
Energizer Holdings, Inc. (a)	(1,971)	(97,939)
INSURANCE-(2.0%)
Allstate Corporation	(7,987)	(152,951)
Everest Re Group, Ltd.	(656)	(46,445)
Genworth Financial, Inc.	(33,475)	(63,602)
Hartford Financial Services Group, Inc.	(23,141)	(181,657)
Lincoln National Corporation	(559)	(3,740)
Markel Corporation (a)	(155)	(44,001)
OneBeacon Insurance Group, Ltd.	(2,766)	(26,719)
PartnerRe, Ltd.	(809)	(50,215)
Protective Life Corporation	(16,227)	(85,192)
XL Capital, Ltd.	(40,993)	(223,822)
		(878,344)

The accompanying notes are an integral part of these financial statements.

QUANT LONG/SHORT FUND

SCHEDULE OF INVESTMENTS (continued)

March 31, 2009

	Shares	Value
INTERNET & CATALOG RETAIL-(0.1%)
Expedia, Inc. (a)	(2,243)	$(20,366)
MACHINERY-(0.5%)
Ingersoll-Rand Company Limited	(14,495)	(200,031)
Oshkosh Corporation	(1,950)	(13,143)
		(213,174)
MEDIA-(0.3%)
CBS Corporation Class B	(23,291)	(89,438)
Gannett Co., Inc.	(22,701)	(49,942)
		(139,380)
METALS & MINING-(0.7%)
Century Aluminum Company (a)	(55,340)	(116,768)
Freeport-McMoRan Copper & Gold, Inc.	(3,245)	(123,667)
Patriot Coal Corporation (a)	(12,192)	(45,232)
		(285,667)
OIL & GAS-(1.7%)
Cimarex Energy Co.	(3,804)	(69,918)
Helix Energy Solutions Group, Inc. (a)	(8,164)	(41,963)
Plains Exploration & Production Company (a)	(22,214)	(382,747)
W&T Offshore, Inc.	(20,355)	(125,183)
Quicksilver Resources, Inc. (a)	(21,044)	(116,584)
		(736,395)
PHARMACEUTICALS & BIOTECHNOLOGY-(0.9%)
King Pharmaceuticals, Inc. (a)	(24,524)	(173,385)
Perrigo Company	(8,005)	(198,764)
		(372,149)
REAL ESTATE-(2.0%)
Annaly Capital Management, Inc.	(14,742)	(204,472)
Apartment Investment and Management Company	(16,569)	(90,798)
CB Richard Ellis Group, Inc. (a)	(14,447)	(58,221)
Taubman Centers, Inc.	(27,449)	(467,731)
UDR, Inc.	(4,572)	(39,365)
		(860,587)
RETAILING-(1.1%)
AnnTaylor Stores Corporation (a)	(2,621)	(13,629)
AutoZone, Inc. (a)	(2,471)	(401,834)
O'Reilly Automotive, Inc. (a)	(1,397)	(48,909)
United Rentals, Inc. (a)	(7,914)	(33,318)
		(497,690)

The accompanying notes are an integral part of these financial statements.

QUANT LONG/SHORT FUND

SCHEDULE OF INVESTMENTS (continued)

March 31, 2009

	Shares	Value
SEMICONDUCTOR EQUIPMENT-(3.9%)
Integrated Device Technology, Inc. (a)	(12,877)	$(58,590)
International Rectifier Corp. (a)	(42,565)	(575,053)
KLA-Tencor Corporation	(14,208)	(284,160)
Lam Research Corporation (a)	(18,985)	(432,289)
Novellus Systems, Inc. (a)	(389)	(6,469)
ON Semiconductor Corporation (a)	(88,350)	(344,565)
		(1,701,126)
SOFTWARE & SERVICES-(0.1%)
Cadence Design Systems, Inc. (a)	(7,681)	(32,260)
WIRELESS TELECOMMUNICATIONS-(0.7%)
SBA Communications Corporation (a)	(13,653)	(318,115)
TOTAL SHORT POSITIONS (29.3%) (Proceeds $12,149,511)		(12,731,842)
TOTAL INVESTMENTS (EXCLUDING INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED)-98.5% (Cost $51,325,464) (c)		42,967,041
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED-51.0%
	Par Value	Value
Non-Registered Money Market-51.0%
State Street Navigator Securities Lending Prime Portfolio (Cost $22,233,297)	$22,233,297	$22,233,297
TOTAL INVESTMENTS-149.5% (Cost $73,558,761) (c)		65,200,338
OTHER ASSETS & LIABILITIES (NET)-(49.5%)		(21,602,465)
NET ASSETS-100%		$43,597,873

(a)  Non-Income producing security

(b)  All or a portion of this security was out on loan.

(c)  At March 31, 2009, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $92,763,083 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$3,439,445
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(18,270,348)
Net unrealized appreciation/(depreciation)	$(14,830,903)

  The percentage of each investment category is calculated as a percentage of net assets.

  All long security holdings are held as collateral for short security positions.

The accompanying notes are an integral part of these financial statements.

QUANT EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS

March 31, 2009

Common Stock-91.7%
	Shares	Value
BRAZIL-8.8%
Banco do Brasil SA	25,917	$189,934
Brasil Telecom Participacoes SA	57,918	1,544,094
Empresa Brasileira de Aeronautica (Embraer)	305,938	1,032,663
Gerdau SA (c)	339,161	1,855,211
Itau Unibanco Banco Multiplo SA (c)	259,645	2,824,938
Petroleo Brasileiro SA (c)	153,329	3,756,560
CIA Saneamento Basico De SP	352,611	3,952,025
Usinas Siderurgicas de Minas Gerais SA (c)	122,751	1,571,213
		16,726,638
CHILE-1.5%
Banco Santander-Chile (c)	56,783	1,950,496
Enersis S.A. (c)	65,453	988,340
		2,938,836
CHINA-20.0%
Angang Steel Company Limited	1,000	1,010
Chaoda Modern Argriculture (Holdings) Limited	2,406,306	1,434,460
China Blue Chemical Ltd.	520,000	285,160
China Construction Bank Corporation (b)	7,501,755	4,259,033
China Mobile Limited	728,500	6,359,059
China Petroleum & Chemical Corporation (Sinopec Corp.)	6,584,000	4,213,733
China Pharmaceutical Group Limited	1,142,000	456,797
China Shipping Development Company, Ltd.	837,688	791,205
China Sky One Medical Inc. (a)	10,900	125,350
China Telecom Corporation Limited	2,800,000	1,163,347
China Unicom (Hong Kong) Limited	84	90
CNOOC Limited	4,959,452	4,933,823
CNPC (Hong Kong) Limited	2,540,000	1,078,264
Dongfeng Motor Group	4,126,000	2,150,830
Huabao Intl Hldg Inc.	205,000	168,760
Industrial and Commercial Bank of China (b)	3,286,000	1,700,229
Lite-On Technology Corp.	699,000	472,019
NetEase.com, Inc. (a)(c)	11,241	301,821
PetroChina Company Limited	5,444,301	4,327,313
Shenzhen Investment Limited	3,366,594	829,697
Shenzhen International Holdings Limited	12,326,253	564,618
Tencent Holdings Ltd	145,800	1,081,735
Yanzhou Coal Mining	1,732,000	1,244,797
		37,943,150

The accompanying notes are an integral part of these financial statements.

QUANT EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (continued)

March 31, 2009

	Shares	Value
CZECH REPUBLIC-0.8%
Ceske Energeticke Zavody	579	$20,504
Komerycni banka	14,538	1,450,835
		1,471,339
EGYPT-0.2%
Commercial International Bank	59,780	345,330
HUNGARY-0.6%
Egis Gyogyszergyar Rt. (Egis)	3,503	172,121
Magyar Telekom Telecommunica	428,365	990,379
		1,162,500
INDIA-0.3%
Infosys Technologies Limited (c)	14,302	380,862
Mahindra & Mahindra Ltd. (d)	16,110	122,436
Tata Motors Limited (c)	2,404	11,852
		515,150
ISRAEL-5.4%
Bank Leumi Le-Israel	984,817	1,945,951
Mizrahi Tefahot Bank	35,931	171,961
Partner Communications Company Ltd.	247,364	3,684,600
Teva Pharmaceutical Industries Ltd.	99,952	4,463,887
		10,266,399
MALAYSIA-4.1%
Asiatic Development	1,026,000	1,204,575
British American Tobacco	15,112	188,615
PPB Group	826,261	2,221,193
Public Bank Berhad	399,394	827,163
Tenaga Nasional	1,493,300	2,498,733
UMW Holdings	552,028	794,993
		7,735,272
MEXICO-2.9%
America Movil SAB de CV	102,576	139,198
Consorcio Ara S.A. de CV	2,562,666	668,835
Controladora Comercial Mexicana SA de CV	101,300	28,576
Fomento Economico Mexicano S.A.B. de C.V.	952,403	2,409,315
Grupo Carso SA DE Cv-ser A1 (b)	383,626	928,367
Grupo Mexico SAB de CV	1,210,637	878,915
Telefonos De Mexico SAB de CV International (Telmex)	553,790	417,631
		5,470,837

The accompanying notes are an integral part of these financial statements.

QUANT EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (continued)

March 31, 2009

	Shares	Value
PHILIPPINES-0.9%
AYALA Corporation	76,270	$325,124
First Philippine Holdings Corporation (a)	1,490,274	817,222
Petron Corporation	4,906,064	588,829
		1,731,175
POLAND-1.3%
KGHM Polska Miedz S.A.	19,845	258,781
Telekomunikacja PO	396,009	2,124,827
		2,383,608
RUSSIA-6.2%
Gazprom (c)	389,127	5,778,536
JSC MMC Norilsk Nickel (c)	300,609	1,803,654
LUKoil (c)	103,217	3,870,638
SISTEMA JSFC (d)	43,988	251,611
		11,704,439
SOUTH AFRICA-7.1%
Adcock Ingram Holdings Ltd. (a)	155,156	585,571
African Bank Investments Limited	295,412	780,436
African Rainbow Minerals Limited	171,865	2,495,252
ArcelorMittal South Africa	193,355	1,481,772
Aveng Ltd.	172,175	470,204
Liberty Holdings Ltd.	202,017	1,334,249
Metropolitan Holdings Ltd.	130,450	143,596
MTN Group Limited	27,337	300,918
Murray & Roberts Holdings Limited	196,328	833,577
Nampak Limited	387,255	511,536
Remgro Limited	217,919	1,542,082
Shoprite Holdings Ltd.	89,342	473,837
Standard Bank Group Limited	297,417	2,478,800
		13,431,830
SOUTH KOREA-16.8%
Dongbu Insurance Co., Ltd.	144,460	2,140,922
Hyundai Heavy Industries Co., Ltd.	7,001	989,478
Hyundai Marine & Fire Insurance, Co., Ltd.	176,413	1,594,189
Hyundai Mipo Dockyard Co., Ltd.	19,340	1,810,613
Korea Exchange Bank	137,503	616,316
Korea Zinc Inc.	17,328	1,415,553
KT&G Corporation	25,764	1,417,416
LG Chemical	30,529	1,927,438
LG Corp.	99,900	3,553,284
LG Electronics Inc.	7,381	487,709

The accompanying notes are an integral part of these financial statements.

QUANT EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (continued)

March 31, 2009

	Shares	Value
SOUTH KOREA (continued)
LG Household & Healthcare	2,042	$222,173
LIG Insurance Co., Ltd.	19,230	185,592
PacifiCorp	5,451	341,660
Posco	19,422	5,117,888
Samsung C&T Corp.	28,567	820,921
Samsung Electronics Co., Ltd.	13,916	5,714,287
Samsung Heavy Industries	108,400	2,006,174
SK Holdings Co., Ltd.	14,320	1,112,886
SK Telecom	3,148	436,954
		31,911,453
TAIWAN-11.1%
China Steel Corporation	3,772,729	2,469,763
Chunghwa Picture Tubes Ltd.	1,186,000	143,739
Chunghwa Telecom Co., Ltd.	1,951,329	3,561,785
D-Link Corporation	33,619	23,842
Delta Electronics Inc.	582	1,071
Formosa Petrochemical Corp	65,000	128,612
Formosa Plastics Corporation	319,000	480,682
Far EasTone Telecom	185,916	191,333
Fubon Financial HL	1,034,000	623,535
HTC Corporation	29,738	365,674
MediaTek Incorporation	58,517	550,452
Nan Ya Plastics Corporation	594,000	679,618
Powertech Technology Inc.	195,890	353,517
President Chain Store Corp.	30,631	70,183
President Securities Corp.	292,365	108,628
Quanta Computer	4,381,169	5,535,890
Siliconware Precision Industries Company	32,422	34,131
Taiwan Semiconductor Mfg. Co. Ltd.	1,414,000	2,143,182
U-Ming Marine Transport Corporation	410,485	618,536
Unimicron Technology Corp.	2,206,082	1,314,073
Utd Micro Elect	4,980,000	1,630,042
		21,028,288
THAILAND-2.8%
Advanced Info Service PCL	286,363	687,344
Cp All Pcl	2,732,600	970,838
Electricity Generating PCL	36,000	67,249
Krung Thai Bank Pub.,Co.,Ltd.	9,186,600	1,144,925
PTT Aromatics and Refining Public Company Limited	81	21
PTT Chemical	317,205	259,381
Ptt Explortn & Prd.	480,200	1,316,776

The accompanying notes are an integral part of these financial statements.

QUANT EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (continued)

March 31, 2009

	Shares	Value
THAILAND (continued)
PTT Public Company Limited	213,238	$925,946
Thanachart Capital PCL	267,126	52,800
		5,425,280
TURKEY-0.9%
Turkiye Garanti Bankasi AS (a)	381,419	539,577
Turkiye IS Bankasi AS C	561,035	1,257,768
		1,797,345
TOTAL COMMON STOCK (Cost $238,292,077)		173,988,869
Preferred Stock-6.2%
BRAZIL-6.2%
Bradespar SA	170,305	1,674,973
Cia Paranaense de Energia-PFB	11,700	122,492
Eletropaulo Metropolitana Preferred-B	141,041	2,000,473
Itau Unibanco Banco Multiplo SA	277,394	3,090,925
Metalurgica Gerdau S.A.	67,130	492,842
Telemar Norte Leste SA	90,544	2,057,148
Telecomunicacoes de Sao Paulo S.A.	22,461	470,208
Usinas Siderurgicas de Minas Gerais-pf A	149,119	1,910,993
TOTAL PREFERRED STOCK (Cost $11,029,372)		11,820,054
Short Term Investments-1.0%
	Par Value	Value
State Street Bank & Trust Co., Repurchase Agreement 0.01%, 4/01/09, (Dated 3/31/09), Collateralized by $2,010,000 par U.S. Treasury Bill-zero coupon due 9/10/09, Market Value $3,239,808, Repurchase Proceeds $1,967,001 (Cost $1,967,000)	$1,967,000	$1,967,000
TOTAL INVESTMENTS (EXCLUDING INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED) (Cost $251,288,449)		187,775,923

The accompanying notes are an integral part of these financial statements.

QUANT EMERGING MARKETS FUND

SCHEDULE OF INVESTMENTS (continued)

March 31, 2009

	Par Value	Value
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED-3.6%
Money Market-3.6%
JP Morgan Prime Money Market Fund-Inst. (Cost $6,774,600)	$6,774,600	$6,774,600
TOTAL INVESTMENTS-102.5% (Cost $258,063,049) (e)		194,550,523
OTHER ASSETS & LIABILITIES (Net)-(2.5%)		(4,753,525)
NET ASSETS-100%		$189,796,998

(a)  Non-income producing security.

(b)  All or a portion of this security was out on loan.

(c)  ADR-American Depositary Receipts

(d)  GDR-Global Depositary Receipts

(e)  At March 31, 2009, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $259,098,474 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$10,111,113
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(74,659,064)
Net unrealized appreciation / (depreciation)	$(64,547,951)

The percentage of each investment category is calculated as a percentage of net assets.

SECTOR ALLOCATIONS (as a percentage of Total Common and Preferred Stock)
Financials	18.5%
Energy	17.3%
Materials	14.0%
Telecommunication Services	13.1%
Information Technology	10.8%
Industrials	9.4%
Consumer Staples	5.9%
Utilities	5.6%
Healthcare	3.1%
Consumer Discretionary	2.3%

The accompanying notes are an integral part of these financial statements.

QUANT FOREIGN VALUE FUND

SCHEDULE OF INVESTMENTS

March 31, 2009

Common Stock-96.7%
	Shares	Value
AUSTRALIA-3.1%
BHP Billiton Ltd.	341,850	$7,551,911
AUSTRIA-3.1%
Andritz AG (b)	243,460	7,476,982
BELGIUM-2.8%
KBC Groep N.V.	52,156	843,079
Solvay S.A.	84,380	5,902,311
		6,745,390
CANADA-2.3%
Methanex Corporation	719,207	5,619,567
FINLAND-9.1%
Cargotec Corp., Class B	386,850	3,590,879
Kone Corporation OYJ-B	376,800	7,794,632
Konecranes OYJ	346,080	5,782,387
Yit OYJ	698,367	4,676,654
		21,844,552
FRANCE-6.7%
Christian Dior S.A.	125,573	6,872,954
Imerys S.A.	69,460	2,538,022
Tecnip S.A.	188,600	6,654,979
		16,065,955
GERMANY-10.1%
BASF SE	205,700	6,216,397
Demag Cranes AG	128,000	2,223,522
Hannover Rueckvers	181,700	5,782,642
Muenchener Rueckvers AG	39,900	4,857,085
Tognum AG	601,900	5,235,863
		24,315,509
IRELAND-7.1%
Bank of Ireland	715,939	493,673
CRH PLC	364,488	7,895,029
Greencore Group PLC	4,895,391	4,480,044
Smurfit Kappa PLC	2,295,113	4,187,768
		17,056,514
ITALY-2.1%
Trevi Finanziaria SpA	776,466	5,148,166

The accompanying notes are an integral part of these financial statements.

QUANT FOREIGN VALUE FUND

SCHEDULE OF INVESTMENTS (continued)

March 31, 2009

	Shares	Value
JAPAN-16.4%
Asahi Breweries Ltd.	362,300	$4,296,957
Culture Convenience Club Co., Ltd.	310,300	2,112,375
Iino Kaiun Kaisha, Ltd.	882,700	3,881,369
Kansai Electric Power Company Inc.	216,100	4,663,950
KDDI Corporation	904	4,212,072
Maruichi Steel Tube Ltd.	166,400	3,540,961
Meiji Dairies Corporation	1,140,000	4,654,438
Nippon Yusen Kabushiki Kaisha	1,062,000	4,037,860
Showa Denko K.K.	2,813,000	3,432,737
Tokyo Electric Power Company Inc.	192,200	4,768,413
		39,601,132
NORWAY-1.3%
Camillo Eitzen & Co. ASA	649,849	1,036,557
DnB NOR ASA	446,823	2,005,549
		3,042,106
SOUTH AFRICA-3.2%
Metorex Ltd. (a)	4,759,918	823,364
Sasol Ltd.	241,135	6,951,868
		7,775,232
SOUTH KOREA-7.1%
Samsung Electronics Company Ltd.	24,085	9,889,955
SK Telecom Company Ltd.	51,793	7,189,052
		17,079,007
SPAIN-1.8%
Banco Bilbao Vizcaya Argentaria	527,146	4,271,026
SWEDEN-5.7%
Autoliv Inc. (c)	181,134	3,363,658
Duni AB	1,179,500	4,129,897
Investor AB (b)	502,056	6,341,203
		13,834,758
THAILAND-2.0%
Thai Oil Plc	6,724,400	4,834,970
UNITED KINGDOM-12.8%
Barratt Developments PLC	3,975,894	5,044,851
Bellway PLC	1,267,770	12,279,904
Lloyds TSB Group PLC	1,692,427	1,710,703
Persimmon PLC	1,670,288	8,250,582

The accompanying notes are an integral part of these financial statements.

QUANT FOREIGN VALUE FUND

SCHEDULE OF INVESTMENTS (continued)

March 31, 2009

	Shares	Value
UNITED KINGDOM (continued)
Taylor Wimpey PLC	11,580,983	$3,435,648
		30,721,688
TOTAL COMMON STOCK (Cost $591,248,480)		232,984,465
Warrants-0.9%
UNITED KINGDOM-0.3%
CRH PLC	35,885	778,972
IRELAND-0.6%
CRH PLC	68,253	1,484,313
TOTAL WARRANTS-0.9% (Cost $1,134,694)		2,263,285
Short Term Investments-1.1%
	Par Value	Value
COMMERCIAL PAPER-1.1%
HSBC Finance Corp, 0.08%, due 4/01/2009 (Cost $2,603,000)	$2,603,000	$2,603,000
TOTAL INVESTMENTS (EXCLUDING INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED) 98.7% (Cost $594,986,174)		237,850,750
INVESTMENTS PURCHASED WITH CASH COLLATERAL FROM SECURITIES LOANED-5.7%
Money Market-5.7%
JP Morgan Prime Money Market Fund - Inst. (Cost $13,667,353)	13,667,353	13,667,353
TOTAL INVESTMENTS-104.4% (Cost $608,653,527) (d)		251,518,103
OTHER ASSETS & LIABILITIES (NET)-(4.4%)		(10,630,436)
NET ASSETS-100%		$240,887,667

The accompanying notes are an integral part of these financial statements.

QUANT FOREIGN VALUE FUND

SCHEDULE OF INVESTMENTS (continued)

March 31, 2009

(a)  Non-income producing security

(b)  All or a portion of this security was out on loan.

(c)  ADR-American Depository Receipts

(d)  At March 31, 2009, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $608,653,549 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$2,524,954
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(359,660,400)
Net unrealized appreciation / (depreciation)	$(357,135,446)

The percentage of each investment category is calculated as a percentage of net assets.

SECTOR ALLOCATIONS (as a percentage of Total Common stock and Warrants)
Industrials	21.6%
Materials	21.3%
Consumer Discretionary	19.3%
Financials	11.2%
Energy	7.8%
Consumer Staples	5.7%
Telecommunication Services	4.9%
Information Technology	4.2%
Utilities	4.0%

The accompanying notes are an integral part of these financial statements.

QUANT FOREIGN VALUE SMALL CAP FUND

SCHEDULE OF INVESTMENTS

March 31, 2009

Common Stock-87.4%
	Shares	Value
AUSTRALIA-2.1%
Austal Limited	402,800	$485,214
BELGIUM-1.8%
Barco NV	28,600	407,694
CHINA-10.7%
NagaCorp Ltd.	5,660,900	511,304
Sichuan Expressway Company Limited (a)	2,408,000	450,526
Sichuan Xinhua Winshare Chainstore Co., Ltd.	1,722,900	504,640
Sinopec Kantons Holdings Limited	3,125,000	504,029
VTech Holdings Limited	115,200	445,189
		2,415,688
FRANCE-1.9%
Bonduelle SA	6,100	421,917
GERMANY-1.6%
Demag Cranes AG	20,600	357,848
INDIA-10.0%
KRBL Limited Derivative (a)	431,300	431,300
LIC Housing Finance Ltd. Derivative (a)	102,900	454,818
NIIT Technologies Derivative (a)	423,000	439,920
South Indian Bank Derivative (a)	425,600	429,856
Usha Martin Group Derivative (a)	952,100	514,134
		2,270,028
IRELAND-5.8%
Glanbia plc	138,900	381,270
Grafton Group plc	196,700	443,418
Greencore Group plc	426,500	390,237
IFG Group Plc	167,800	100,130
		1,315,055
ITALY-3.8%
De'Longhi SpA	245,229	455,260
Trevi Finanziaria SpA	62,100	411,739
		866,999
JAPAN-5.3%
Accordia Golf Co., Ltd.	753	404,769
Culture Convenience Club Co., Ltd.	60,000	408,451
Iino Kaiun Kaisha, Ltd.	86,700	381,234
		1,194,454

The accompanying notes are an integral part of these financial statements.

QUANT FOREIGN VALUE SMALL CAP FUND

SCHEDULE OF INVESTMENTS (continued)

March 31, 2009

	Shares	Value
NORWAY-6.1%
ABG Sundal Collier Holding ASA	603,800	$387,034
SpareBank 1 Nord-Norge	66,700	514,638
SpareBank 1 Midt-Norge	130,680	471,181
		1,372,853
RUSSIA-0.6%
Bank Vozrozhdenie	17,400	129,282
SINGAPORE-3.7%
Breadtalk Group Ltd.	2,138,000	407,626
China Fishery Group Limited	1,087,000	425,210
		832,836
SOUTH AFRICA-2.4%
Metorex Limited (a)	238,700	41,290
New Clicks Holdings	313,700	493,304
		534,594
SWEDEN-5.9%
Duni AB	122,600	429,271
Nolato AB	111,900	475,862
Transcom WorldWide S.A.	242,900	429,659
		1,334,792
SWITZERLAND-3.7%
Bobst Group SA	18,000	367,234
Vetropack Holding AG	426	467,269
		834,503
UNITED KINGDOM-22.0%
Alternative Networks PLC	220,145	363,526
Character Group plc	769,600	324,588
Clarkson PLC	25,000	173,709
CSR plc (a)	150,400	526,816
Filtrona plc	223,600	413,188
Galliford Try	886,800	507,143
Halfords Group plc	110,196	460,432
Hampson Industries PLC	311,900	403,561
Healthcare Locums plc	280,000	512,405
Keller Group plc	59,400	417,615
The Restaurant Group plc	229,200	442,378
Vitec Group plc	186,100	415,065
		4,960,426
TOTAL COMMON STOCK (Cost $32,945,305)		19,734,183

The accompanying notes are an integral part of these financial statements.

QUANT FOREIGN VALUE SMALL CAP FUND

SCHEDULE OF INVESTMENTS (continued)

March 31, 2009

Preferred Stock-0.8%
	Shares	Value
GERMANY-0.8%
Dragerwerk AG (Cost $527,966)	8,400	$180,338
Exchange Traded Funds-3.9%
OTHER-3.9%
iShares MSCI EAFE Small Cap Index Fund	19,500	440,700
SPDR S&P International Small Cap Fund	27,600	443,532
TOTAL EXCHANGE TRADED FUNDS (Cost $1,447,294)		884,232
Short Term Investments-10.8%
	Par Value	Value
COMMERCIAL PAPER-10.8%
HSBC Finance Corp, 0.08%, due 4/01/2009 (Cost $2,446,000)	$2,446,000	$2,446,000
TOTAL INVESTMENTS-102.9% (Cost $37,366,565) (b)		23,244,753
OTHER ASSETS & LIABILITIES (NET)-(2.9%)		(674,546)
NET ASSETS-100%		$22,570,207

(a)  Non-income producing security

(b)  At March 31, 2009, the unrealized appreciation of investments based on aggregate cost for federal tax purposes of $37,366,566 was as follows:

Aggregate gross unrealized appreciation for all investments in which there is an excess of value over tax cost	$74,538
Aggregate gross unrealized depreciation for all investments in which there is an excess of tax cost over value	(14,196,351)
Net unrealized appreciation / (depreciation)	$(14,121,813)

The percentage of each investment category is calculated as a percentage of net assets.

The accompanying notes are an integral part of these financial statements.

QUANT FOREIGN VALUE SMALL CAP FUND

SCHEDULE OF INVESTMENTS (continued)

March 31, 2009

SECTOR ALLOCATIONS (as a percentage of Total Common, Preferred Stock, and Exchange Traded Funds)
Industrials	23.6%
Consumer Discretionary	21.8%
Financials	15.9%
Information Technology	13.1%
Consumer Staples	11.8%
Materials	4.4%
Exchange Traded Funds	4.3%
Health Care	3.3%
Telecommunication Services	1.8%

The accompanying notes are an integral part of these financial statements.

QUANT FUNDS

This page intentionally left blank.

QUANT FUNDS

STATEMENT OF ASSETS AND LIABILITIES

March 31, 2009

	Small Cap	Long/Short	Emerging Markets	Foreign Value	Foreign Value Small Cap
Assets:
Investments at value (Includes collateral from securities on loan of $6,611,099; $22,233,297; $6,774,600; $13,667,353; $0, respectively)* (Note 2)	$72,925,913	$77,932,180	$192,583,523	$248,915,103	$20,798,753
Repurchase agreements/commercial paper	3,172,000	-	1,967,000	2,603,000	2,446,000
Foreign currency at value (Cost $1,484,550 for Emerging Markets and $561,303 for Foreign Value)	-	-	1,511,832	553,922	-
Cash	1,397	588,292	1,858	890	877
Dividend, interest and foreign tax reclaims receivable	218,990	74,295	1,213,142	2,758,467	112,473
Receivable for investments sold	57,343	47,215	-	384,207	-
Receivable for shares of beneficial interest sold	12,925	13,787	103,459	309,511	2,625
Unrealized gain/(loss) on forward foreign currency contracts (Note 2)	-	-	-	2,885	-
Other assets	13,863	7,527	7,238	22,386	9,129
Total Assets	76,402,431	78,663,296	197,388,052	255,550,371	23,369,857
Liabilities:
Securities sold short, at value (proceeds of $12,149,511)	-	12,731,842	-	-	-
Payable for investments purchased	416,087	-	2,258	-	698,230
Payable for shares of beneficial interest repurchased	23,617	-	294,502	397,629	35,456
Payable to broker on securities sold short	-	-	-	-	-
Payable for compensation of manager (Note 3)	55,556	35,977	152,022	198,818	27,492
Payable for distribution fees (Note 3)	12,404	9,000	33,042	40,026	3,923
Payable to custodian	5,102	11,487	28,805	19,133	3,276
Payable to transfer agent (Note 3)	4,220	10,159	25,343	50,724	4,219
Payable for collateral received for securities loaned	6,611,099	22,233,297	6,774,600	13,667,353	-
Payable for foreign capital gain tax	-	-	222,951	258,241	16,683
Payable For dividend expense on securities sold short	-	25,640	-	-	-
Unrealized gain/(loss) on forward foreign currency contracts (Note 2)	-	-	-	-	410
Other accrued expenses and liabilities	50,382	8,021	57,531	30,780	9,961
Total Liabilities	7,178,467	35,065,423	7,591,054	14,662,704	799,650
Net assets	$69,223,964	$43,597,873	$189,796,998	$240,887,667	$22,570,207

QUANT FUNDS

STATEMENT OF ASSETS AND LIABILITIES (continued)

March 31, 2009

The accompanying notes are an integral part of these financial statements.

QUANT FUNDS

STATEMENT OF ASSETS AND LIABILITIES (continued)

March 31, 2009

	Small Cap	Long/Short	Emerging Markets	Foreign Value	Foreign Value Small Cap
Net Assets Consist Of:
Shares of beneficial interest	$128,256,941	$75,781,161	$352,411,633	$713,484,907	$37,692,989
Underdistributed/(overdistributed) net investment income	188,025	-	(165,333)	12,611,627	410
Accumulated net realized gain/(loss) on investments and foreign denominated assets, liabilities and currency	(36,008,956)	(23,824,864)	(98,804,612)	(128,049,672)	(1,001,888)
Unrealized appreciation/(depreciation) of investments and foreign denominated assets, liabilities and currency	(23,212,046)	(8,358,424)	(63,644,690)	(357,159,195)	(14,121,304)
Net assets	$69,223,964	$43,597,873	$189,796,998	$240,887,667	$22,570,207
Investments at cost	$99,309,959	$85,708,273	$258,063,049	$608,653,527	$37,366,565
Net assets
Ordinary Shares $61,942,814	$43,013,505	$164,132,683	$193,797,897	$1	8,978,433
Institutional Shares	$7,281,150	$584,368	$25,664,315	$47,089,770	$3,591,774
Shares of beneficial interest outstanding (unlimited number of shares authorized)
Ordinary Shares	6,062,861	5,219,266	13,610,206	27,788,119	3,940,027
Institutional Shares	632,396	68,391	2,104,922	6,741,641	745,353
Net asset value and offering price per share**
Ordinary Shares	$10.22	$8.24	$12.06	$6.97	$4.82
Institutional Shares	$11.51	$8.54	$12.19	$6.98	$4.82

  *  Includes securities on loan to brokers with market value of $6,467,488; $22,139,012; $6,526,616; $13,012,571; $0, respectively.

  **  Prior to August 07, 2008, a deferred sales charge of 1% of the net asset value of the Ordinary Shares redeemed was withheld and paid to the Distributor. The fee was eliminated on this date. No deferred sales charge is withheld from redemptions of Institutional Shares. Prior to July 30, 2007 a redemption fee of 2% was withheld and paid to the Funds on redemptions of Institutional Shares made within 60 days of purchase. The fee was eliminated on this date.

QUANT FUNDS

STATEMENT OF ASSETS AND LIABILITIES (continued)

March 31, 2009

The accompanying notes are an integral part of these financial statements.

QUANT FUNDS

STATEMENT OF OPERATIONS

Year Ended March 31, 2009

	Small Cap	Long/Short	Emerging Markets	Foreign Value	Foreign Value Small Cap
Investment Income:
Dividends*	$1,817,106	$1,328,138	$11,704,242	$21,008,440	$439,631
Interest	4,621	-	9,872	103,040	19,550
Sec Lending Income	338,077	34,508	49,203	843,358	-
Miscellaneous	-	-	155	1,343	-
Total Investment Income	2,159,804	1,362,646	11,763,472	21,956,181	459,181
Expenses:
Dividend expense on securities sold short	-	426,821	-	-	-
Stock loan fees**	-	118,572	-	-	-
Compensation of manager (Note 3)	1,114,281	585,446	3,532,156	5,330,934	169,837
Distribution fees, Ordinary Shares (Note 3)	231,485	144,346	799,113	1,120,825	32,633
Custodian and fund accounting fees	63,991	98,807	440,720	369,763	34,124
Transfer agent fees (Note 3):
Ordinary Shares	159,356	100,353	519,677	747,641	22,870
Institutional Shares	30,546	1,540	53,938	140,175	6,409
Audit and legal	26,862	14,950	79,914	120,832	5,115
Registration fees	45,227	34,425	84,611	107,361	21,783
Insurance	13,020	6,924	40,051	61,289	2,047
Compensation of trustees (Note 3)	13,251	7,038	40,788	62,328	2,087
Printing	32,456	17,195	99,156	151,553	5,186
Miscellaneous	56,602	36,076	144,595	213,814	32,482
Total expenses before waivers/ reimbursements/reductions	1,787,077	1,592,493	5,834,719	8,426,515	334,573
Waivers and/or reimbursements of expenses (Note 3)	-	-	-	-	(274)
Fees reduced by credits allowed by custodian (Note 3)	(452)	(805)	-	(133)	(4,351)
Expenses, net	1,786,625	1,591,688	5,834,719	8,426,382	329,948
Net investment income/(loss)	373,179	(229,042)	5,928,753	13,529,799	129,233
Realized and unrealized gain/(loss) on investments, foreign currency, and foreign translation:
Net realized gain/(loss) (Note 2) on:
Investments	(36,194,761)	(31,423,362)	(97,625,022)	(126,372,006)	(933,324)
Securities sold short transactions	-	8,412,705	-	-	-
Foreign denominated assets, liabilities, and currency	(464)	-	(1,601,609)	(719,852)	(46,419)
Change in unrealized appreciation/(depreciation) of:
Investments	(31,601,323)	(4,495,603)	(169,287,642)	(327,651,156)	(14,121,812)
Securities sold short transactions	-	(2,300,731)	-	-	-
Foreign denominated assets, liabilities, and currency	-	-	183,100	(53,251)	508
Net realized and unrealized gain/(loss) on invesment and foreign currency	(67,796,548)	(29,806,991)	(268,331,173)	(454,796,265)	(15,101,047)
Net increase/(decrease) in net assets resulting from operations	$(67,423,369)	$(30,036,033)	$(262,402,420)	$(441,266,466)	$(14,971,814)

  *  Dividends are net of witholding taxes of $11,241 for Small Cap., $28 for Long/Short, net of foreign withholding taxes of $1,560,596 for Emerging Markets, $2,273,390 for Foreign Value, and $28,583 for Foreign Value Small Cap.

  **  Stock loan fees of $104,145 are offset by credit for balances of ($67) on cash collateral for short sale borrowings at Morgan Stanley, Long/Short Fund's prime broker, through November 7,2008. Stock loan fees were $14,494 for short sale borrowings at State Street.

QUANT FUNDS

STATEMENT OF OPERATIONS (continued)

Year Ended March 31, 2009

The accompanying notes are an integral part of these financial statements.

QUANT FUNDS

STATEMENT OF CHANGES IN NET ASSETS

	Small Cap
	Year Ended March 31, 2009	Year Ended March 31, 2008
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$373,179	$541,002
Net realized gain/(loss) on investments Foreign denominated assets, liabilities, and currency	(36,195,225)	3,687,730
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	(31,601,323)	(32,356,469)
Net increase/(decrease) from operations	(67,423,369)	(28,127,737)
Distributions to shareholders from:
Net investment income
Ordinary shares	-	(695,910)
Institutional shares	-	(212,209)
Net realized gains
Ordinary shares	(381,648)	(5,163,768)
Institutional shares	(40,740)	(912,696)
Total distributions	(422,388)	(6,984,583)
Fund share transactions (Note 8)	(7,161,857)	41,945,963
Contributions to capital from investment manager/brokers	82	-
Increase/(decrease) in net assets	(75,007,532)	6,833,643
Net assets beginning of period	144,231,496	137,397,853
Net assets end of period*	$69,223,964	$144,231,496
* Includes undistributed net investment income/(loss) of:	$188,025	$-

The accompanying notes are an integral part of these financial statements.

QUANT FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Long/Short
	Year Ended March 31, 2009	Year Ended March 31, 2008
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$(229,042)	$(414,875)
Net realized gain/(loss) on investments Foreign denominated assets, liabilities, and currency	(23,010,657)	708,912
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	(6,796,334)	(12,384,086)
Net increase/(decrease) from operations	(30,036,033)	(12,090,049)
Distributions to shareholders from:
Net investment income
Ordinary shares	(59,856)	-
Institutional shares	(3,214)	-
Net realized gains
Ordinary shares	-	(2,784,569)
Institutional shares	-	(40,493)
Total distributions	(63,070)	(2,825,062)
Fund share transactions (Note 8)	2,920,805	9,036,626
Contributions to capital from investment manager/brokers	-	-
Increase/(decrease) in net assets	(27,178,298)	(5,878,485)
Net assets beginning of period	70,776,171	76,654,656
Net assets end of period*	$43,597,873	$70,776,171
* Includes undistributed net investment income/(loss) of:	$-	$-

The accompanying notes are an integral part of these financial statements.

QUANT FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Emerging Markets
	Year Ended March 31, 2009	Year Ended March 31, 2008
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$5,928,753	$4,342,943
Net realized gain/(loss) on investments Foreign denominated assets, liabilities, and currency	(99,226,631)	14,231,373
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	(169,104,542)	25,577,768
Net increase/(decrease) from operations	(262,402,420)	44,152,084
Distributions to shareholders from:
Net investment income
Ordinary shares	(5,862,199)	(2,737,870)
Institutional shares	(959,785)	(245,672)
Net realized gains
Ordinary shares	(1,700,443)	(13,996,034)
Institutional shares	(252,143)	(912,227)
Total distributions	(8,774,570)	(17,891,803)
Fund share transactions (Note 8)	(70,992,161)	216,245,548
Contributions to capital from investment manager/brokers	3,640	-
Increase/(decrease) in net assets	(342,165,511)	242,505,829
Net assets beginning of period	531,962,509	289,456,680
Net assets end of period*	$189,796,998	$531,962,509
* Includes undistributed net investment income/(loss) of:	$(165,333)	$1,158,902

The accompanying notes are an integral part of these financial statements.

QUANT FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Foreign Value
	Year Ended March 31, 2009	Year Ended March 31, 2008
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$13,529,799	$9,809,059
Net realized gain/(loss) on investments Foreign denominated assets, liabilities, and currency	(127,091,858)	114,355,156
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	(327,704,407)	(250,177,422)
Net increase/(decrease) from operations	(441,266,466)	(126,013,207)
Distributions to shareholders from:
Net investment income
Ordinary shares	(2,839,312)	(8,306,521)
Institutional shares	(913,157)	(1,625,215)
Net realized gains
Ordinary shares	(36,958,948)	(47,842,406)
Institutional shares	(8,845,161)	(7,292,444)
Total distributions	(49,556,578)	(65,066,586)
Fund share transactions (Note 8)	(190,425,771)	219,910,761
Contributions to capital from investment manager/brokers	1,812	-
Increase/(decrease) in net assets	(681,247,003)	28,830,968
Net assets beginning of period	922,134,670	893,303,702
Net assets end of period*	$240,887,667	$922,134,670
* Includes undistributed net investment income/(loss) of:	$12,611,627	$4,568,838

The accompanying notes are an integral part of these financial statements.

QUANT FUNDS

STATEMENT OF CHANGES IN NET ASSETS (continued)

Foreign Value Small Cap
Period Ended March 31, 2009
Increase (Decrease) in Net Assets:
Operations:
Net investment income/(loss)	$129,233
Net realized gain/(loss) on investments Foreign denominated assets, liabilities, and currency	(979,743)
Unrealized appreciation/(depreciation) of investments, foreign denominated assets, liabilities, and currency	(14,121,304)
Net increase/(decrease) from operations	(14,971,814)
Distributions to shareholders from:
Net investment income
Ordinary shares	(113,257)
Institutional shares	(27,588)
Net realized gains
Ordinary shares	(56,483)
Institutional shares	(12,325)
Total distributions	(209,653)
Fund share transactions (Note 8)	37,751,610
Contributions to capital from investment manager/brokers	64
Increase/(decrease) in net assets	22,570,207
Net assets beginning of period	-
Net assets end of period*	$22,570,207
* Includes undistributed net investment income/(loss) of:	$410

The accompanying notes are an integral part of these financial statements.

QUANT LONG/SHORT FUND

STATEMENT OF CASH FLOWS

Year Ended March 31, 2009

Increase (Decrease) in cash-
Cash flows from operating activities:
Net increase/(decrease) in net assets from operations	$(30,036,033)
Purchase of investment securities	(157,149,129)
Sale of investment securities	155,953,939
Decrease in deposits with brokers for short sales	(9,342)
Increase in dividends and interest receivable	1,031
Decrease in accrued expenses	(12,096)
Increase in securities sold short	(9,997,929)
Increase in dividends payable for securities sold short	(5,775)
Unrealized appreciation on securities	6,796,334
Net realized gains from investments	31,424,461
Net cash used in operating activities	27,001,494
Cash flows from financing activities:
Proceeds from shares sold	9,623,783
Payment on shares redeemed	(6,869,151)
Cash distributions paid	(5,048)
Net cash provided by financing activities	2,749,584
Net increase/(decrease) in cash	(284,955)
Cash:
Beginning balance-04/01/08	873,247
Ending balance-03/31/09	$588,292

Supplemental disclosure of cash flow information:

Noncash financing activities that are excluded consist of reinvestment of dividend and capital gain distributions of $58,022. For purposes of reporting the statement of cash flows, the Fund considers all cash accounts that are not subject to withdrawal restrictions or penalties to be cash equivalents. Security and Exchange Commission regulations do not require cash flow statements for Small Cap, Emerging Markets, Foreign Value, and Foreign Value Small Cap Funds.

The accompanying notes are an integral part of these financial statements.

QUANT SMALL CAP FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Ordinary Shares
	Years Ending March 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$19.45	$23.88	$22.99	$21.13	$19.93
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.06	0.07	(0.19)	(0.22)	(0.24)
Net realized and unrealized gain/(loss) on securities	(9.23)	(3.56)	2.91	5.16	2.18
Total from Investment Operations	(9.17)	(3.49)	2.72	4.94	1.94
Less Distributions:
Dividends from net investment income	-	(0.11)	-	-	-
Distributions from realized capital gains	(0.06)	(0.83)	(1.83)	(3.08)	(0.74)
Total Distributions	(0.06)	(0.94)	(1.83)	(3.08)	(0.74)
Net Asset Value, End of Period	$10.22	$19.45	$23.88	$22.99	$21.13
Total Return (d)	(47.11)%	(15.17)%	12.01%	24.51%	9.76%
Net Assets, End of Period (000's)	$61,943	$119,949	$124,998	$98,879	$80,199
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	1.64%*	1.59%*	1.82%	1.88%	1.98%
Net	1.64%*	1.59%*	1.82%	1.88%	1.98%
Ratio of net investment income (loss) to average net assets (c)	0.31%	0.31%	(0.80)%	(1.00)%	(1.17)%
Portfolio Turnover	72%	39%	41%	57%	43%

*  Expense ratio decline from the prior year was the result of the reduction of the 12b-1 fee from 50 basis points to 25 basis pointson June 1, 2007.

The accompanying notes are an integral part of these financial statements.

QUANT SMALL CAP FUND

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)

	Institutional Shares
	Years Ending March 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$21.86	$26.71	$25.39	$22.96	$21.48
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.10	0.12	(0.08)	(0.12)	(0.14)
Net realized and unrealized gain/(loss) on securities	(10.39)	(3.94)	3.23	5.63	2.36
Total from Investment Operations	(10.29)	(3.82)	3.15	5.51	2.22
Less Distributions:
Dividends from net investment income	-	(0.20)	-	-	-
Distributions from realized capital gains	(0.06)	(0.83)	(1.83)	(3.08)	(0.74)
Total Distributions	(0.06)	(1.03)	(1.83)	(3.08)	(0.74)
Net Asset Value, End of Period	$11.51	$21.86	$26.71	$25.39	$22.96
Total Return (d)	(47.04)%	(14.87)%	12.58%	25.06%	10.37%
Net Assets, End of Period (000's)	$7,281	$24,282	$12,400	$12,298	$9,616
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	1.42%	1.30%	1.31%	1.38%	1.48%
Net	1.42%	1.30%	1.31%	1.38%	1.48%
Ratio of net investment income (loss) to average net assets (c)	0.48%	0.45%	(0.30)%	(0.50)%	(0.65)%
Portfolio Turnover	72%	39%	41%	57%	43%

(a)  Per share numbers have been calculated using the average shares method.

(b)  Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)  Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise taxes.

(d)  Total Return does not include the deferred sales charge of 1% for the Ordinary Shares. The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.

(e)  Ratios of expenses to average net assets:

  - Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

  - Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

The accompanying notes are an integral part of these financial statements.

QUANT LONG/SHORT FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Ordinary Shares
	Years Ended March 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$14.07	$17.04	$14.76	$12.88	$12.19
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	(0.04)	(0.09)	(0.02)	0.03	0.01
Net realized and unrealized gain/(loss) on securities	(5.78)	(2.30)	2.33	1.86	0.68
Total from Investment Operations	(5.82)	(2.39)	2.31	1.89	0.69
Less Distributions:
Dividends from net investment income	(0.01)	-	(0.03)	(0.01)	-
Distributions from realized capital gains	-	(0.58)	-	-	-
Total Distributions	(0.01)	(0.58)	(0.03)	(0.01)	-
Net Asset Value, End of Period	$8.24	$14.07	$17.04	$14.76	$12.88
Total Return (d)	(41.36)%	(14.43)%	15.63%	14.67%	5.66%
Net Assets, End of Period (000's)	$43,014	$69,767	$75,376	$59,975	$46,015
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	2.71%	2.18%	1.74%	1.65%	1.77%
Net including dividend and interest expense for securities sold short	2.71%	2.12%	1.71%	1.61%	1.76%
Net excluding dividend and interest expense for securities sold short	1.98%	1.90%	1.69%	-	-
Ratio of net investment income (loss) to average net assets (c)	(0.38)%	(0.52)%	(0.14)%	0.21%	0.08%
Portfolio Turnover Excluding Short Positions (f)	207%	171%	83%	105%	160%

Note: This fund changed its investment strategy on November 1, 2006.

The accompanying notes are an integral part of these financial statements.

QUANT LONG/SHORT FUND

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)

	Institutional Shares
	Years Ending March 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$14.71	$17.80	$15.40	$13.43	$12.65
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	(0.10)	(0.10)	0.06	0.10	0.07
Net realized and unrealized gain/(loss) on securities	(6.02)	(2.41)	2.44	1.94	0.71
Total from Investment Operations	(6.12)	(2.51)	2.50	2.04	0.78
Less Distributions:
Dividends from net investment income	(0.05)	-	(0.10)	(0.07)	-
Distributions from realized capital gains	-	(0.58)	-	-	-
Total Distributions	(0.05)	(0.58)	(0.10)	(0.07)	-
Net Asset Value, End of Period	$8.54	$14.71	$17.80	$15.40	$13.43
Total Return (d)	(41.66)%	(14.49)%	16.22%	15.19%	6.17%
Net Assets, End of Period (000's)	$584	$1,009	$1,279	$984	$825
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	3.19%	2.23%	1.25%	1.16%	1.27%
Net including dividend and interest expense for securities sold short	3.19%	2.17%	1.22%	1.11%	1.26%
Net excluding dividend and interest expense for securities sold short	2.46%	1.95%	1.20%	-	-
Ratio of net investment income (loss) to average net assets (c)	(0.86)%	(0.56)%	0.35%	0.71%	0.54%
Portfolio Turnover Excluding Short Positions (f)	207%	171%	83%	105%	160%

Note: This fund changed its investment strategy on November 1, 2006 from Growth & Income to Long/Short.

(a)  Per share numbers have been calculated using the average shares method.

(b)  Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)  Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise taxes.

(d)  Total Return does not include the deferred sales charge of 1% for the Ordinary Shares. The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.

(e)  Ratios of expenses to average net assets:

  - Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

  - Net (total expenses net fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

(f)  Portfolio turnover is calculated on long security positions only. Short positions are generally held for less than one year.

The accompanying notes are an integral part of these financial statements.

QUANT EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Ordinary Shares
	Years Ended March 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$27.04	$23.34	$19.85	$14.23	$12.71
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.33	0.26	0.16	0.21	0.14
Net realized and unrealized gain/(loss) on securities	(14.76)	4.42	4.02	6.28	1.86
Total from Investment Operations	(14.43)	4.68	4.18	6.49	2.00
Less Distributions:
Dividends from net investment income	(0.43)	(0.16)	(0.22)	(0.22)	(0.20)
Distributions from realized capital gains	(0.12)	(0.82)	(0.47)	(0.65)	(0.28)
Total Distributions	(0.55)	(0.98)	(0.69)	(0.87)	(0.48)
Net Asset Value, End of Period	$12.06	$27.04	$23.34	$19.85	$14.23
Total Return (d)	(53.27)%	19.35%	21.36%	46.77%	15.89%
Net Assets, End of Period (000's)	$164,133	$491,462	$276,698	$144,088	$61,681
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	1.67%	1.60%	1.67%	1.83%	1.96%
Net	1.67%	1.60%	1.67%	1.83%	1.96%
Ratio of net investment income (loss) to average net assets (c)	1.66%	0.91%	0.77%	1.23%	1.12%
Portfolio Turnover	67%	18%	24%	34%	53%

The accompanying notes are an integral part of these financial statements.

QUANT EMERGING MARKETS FUND

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)

	Institutional Shares
	Years Ending March 31,
	2009	2008	2007	2006	2005
Net Asset Value, Beginning of Period	$27.46	$23.67	$20.11	$14.39	$12.82
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.34	0.33	0.21	0.29	0.24
Net realized and unrealized gain/(loss) on securities	(14.98)	4.50	4.08	6.35	1.84
Total from Investment Operations	(14.64)	4.83	4.29	6.64	2.08
Less Distributions:
Dividends from net investment income	(0.51)	(0.22)	(0.26)	(0.27)	(0.23)
Distributions from realized capital gains	(0.12)	(0.82)	(0.47)	(0.65)	(0.28)
Total Distributions	(0.63)	(1.04)	(0.73)	(0.92)	(0.51)
Net Asset Value, End of Period	$12.19	$27.46	$23.67	$20.11	$14.39
Total Return (d)	(53.17)%	19.67%	21.68%	47.39%	16.42%
Net Assets, End of Period (000's)	$25,664	$40,501	$12,759	$1,707	$1,082
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	1.48%	1.39%	1.41%	1.45%	1.46%
Net	1.48%	1.39%	1.41%	1.45%	1.46%
Ratio of net investment income (loss) to average net assets (c)	1.82%	1.12%	1.02%	1.75%	1.84%
Portfolio Turnover	67%	18%	24%	34%	53%

(a)  Per share numbers have been calculated using the average shares method.

(b)  Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)  Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise taxes.

(d)  Total Return does not include the deferred sales charge of 1% for the Ordinary Shares. The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.

(e)  Ratios of expenses to average net assets:

  - Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

  - Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

The accompanying notes are an integral part of these financial statements.

QUANT FOREIGN VALUE FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

	Ordinary Shares
	Years Ended March 31,
	2009	2008	2007	2006		2005
Net Asset Value, Beginning of Period	$19.87	$23.07	$19.91	$15.92		$13.50
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.35	0.19	0.18	0.24	(f)	0.15
Net realized and unrealized gain/(loss) on securities	(11.53)	(2.11)	4.12	3.96		2.66
Total from Investment Operations	(11.18)	(1.92)	4.30	4.20		2.81
Less Distributions:
Dividends from net investment income	(0.11)	(0.19)	(0.07)	(0.13)		(0.12)
Distributions from realized capital gains	(1.61)	(1.09)	(1.07)	(0.08)		(0.27)
Total Distributions	(1.72)	(1.28)	(1.14)	(0.21)		(0.39)
Net Asset Value, End of Period	$6.97	$19.87	$23.07	$19.91		$15.92
Total Return (d)	(55.95)%	(8.71)%	22.08%	26.59%		20.99%
Net Assets, End of Period (000's)	$193,798	$781,136	$778,104	$441,614		$202,655
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	1.62%	1.56%	1.60%	1.69%		1.80%
Net	1.62%	1.56%	1.60%	1.69%		1.80%
Ratio of net investment income (loss) to average net assets (c)	2.49%	0.83%	0.88%	1.41	%(f)	1.04%
Portfolio Turnover	20%	44%	19%	29%		10%

The accompanying notes are an integral part of these financial statements.

QUANT FOREIGN VALUE FUND

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)

	Institutional Shares
	Years Ending March 31,
	2009	2008	2007	2006		2005
Net Asset Value, Beginning of Period	$19.98	$23.19	$20.01	$15.98		$13.53
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.38	0.26	0.25	0.29	(g)	0.17
Net realized and unrealized gain/(loss) on securities	(11.60)	(2.13)	4.12	3.98		2.70
Total from Investment Operations	(11.22)	(1.87)	4.37	4.27		2.87
Less Distributions:
Dividends from net investment income	(0.17)	(0.25)	(0.12)	(0.16)		(0.15)
Distributions from realized capital gains	(1.61)	(1.09)	(1.07)	(0.08)		(0.27)
Total Distributions	(1.78)	(1.34)	(1.19)	(0.24)		(0.42)
Net Asset Value, End of Period	$6.98	$19.98	$23.19	$20.01		$15.98
Total Return (d)	(55.85)%	(8.49)%	22.37%	26.96%		21.35%
Net Assets, End of Period (000's)	$47,090	$140,999	$115,200	$30,972		$21,317
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	1.38%	1.32%	1.35%	1.45%		1.55%
Net	1.38%	1.32%	1.35%	1.45%		1.55%
Ratio of net investment income (loss) to average net assets (c)	2.77%	1.18%	1.13%	1.70	%(g)	1.22%
Portfolio Turnover	20%	44%	19%	29%		10%

(a)  Per share numbers have been calculated using the average shares method.

(b)  Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)  Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise taxes.

(d)  Total Return does not include the deferred sales charge of 1% for the Ordinary Shares. The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.

(e)  Ratios of expenses to average net assets:

  - Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

  - Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

(f)  Includes non-recurring income of $277,072.

(g)  Includes non-recurring income of $22,928.

The accompanying notes are an integral part of these financial statements.

QUANT FOREIGN VALUE SMALL CAP FUND

FINANCIAL HIGHLIGHTS

(For a share outstanding throughout each period)

Ordinary Shares
Period Ended March 31, 2009
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.03
Net realized and unrealized gain/(loss) on securities	(5.15)
Total from Investment Operations	(5.12)
Less Distributions:
Dividends from net investment income	(0.04)
Distributions from realized capital gains	(0.02)
Total Distributions	(0.06)
Net Asset Value, End of Period*	$4.82
Total Return (d)	(51.25)%
Net Assets, End of Period (000's)	$18,978
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	2.00%**
Net	1.97%**
Ratio of net investment income (loss) to average net assets (c)	0.66%**
Portfolio Turnover	10%

The accompanying notes are an integral part of these financial statements.

QUANT FOREIGN VALUE SMALL CAP FUND

FINANCIAL HIGHLIGHTS (continued)

(For a share outstanding throughout each period)

Institutional Shares
Period Ending March 31, 2009
Net Asset Value, Beginning of Period	$10.00
Income from Investment Operations:
Net investment income (loss) (a)(b)(c)	0.07
Net realized and unrealized gain/(loss) on securities	(5.19)
Total from Investment Operations	(5.12)
Less Distributions:
Dividends from net investment income	(0.04)
Distributions from realized capital gains	(0.02)
Total Distributions	(0.06)
Net Asset Value, End of Period*	$4.82
Total Return (d)	(51.20)%
Net Assets, End of Period (000's)	$3,592
Ratios and Supplemental Data:
Ratios of expenses to average net assets: (e)
Gross	1.88%**
Net	1.85%**
Ratio of net investment income (loss) to average net assets (c)	1.10%**
Portfolio Turnover	10%

*  Fund commenced operations May 2, 2008.

**  Annualized.

(a)  Per share numbers have been calculated using the average shares method.

(b)  Reflects expense waivers/reimbursements and reductions in effect during the period. See Note 3 to the Financial Statements.

(c)  Net investment income (loss) per share and the ratio of net investment income (loss) to average net assets reflect net investment income prior to certain reclassifications for federal income or excise taxes.

(d)  Total Return does not include the deferred sales charge of 1% for the Ordinary Shares. The total return would have been lower if certain fees had not been waived or if custodial fees had not been reduced by credits allowed by the custodian. See Note 3 to the financial statements.

(e)  Ratios of expenses to average net assets:

  - Gross (total expenses before fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

  - Net (total expenses net of fee waivers, reimbursements by the investment advisor, and custody earnings credits, if any).

The accompanying notes are an integral part of these financial statements.

QUANT FUNDS

NOTES TO FINANCIAL STATEMENTS

1. Organization of the Trust

The Quantitative Group of Funds d/b/a "Quant Funds" (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Trust currently has five series (each a "Fund" and collectively the "Funds") each with a distinct investment objective.

Quant Small Cap Fund ("Small Cap") seeks maximum long-term capital appreciation.

Quant Long/Short Fund ("Long/Short") seeks long-term growth of capital. Prior to November 1, 2006, Quant Long/Short Fund used a long only investment strategy and its investment objective was long-term growth of capital and income.

Quant Emerging Markets Fund ("Emerging Markets") seeks long-term growth of capital.

Quant Foreign Value Fund ("Foreign Value") seeks long-term capital growth and income.

Quant Foreign Value Small Cap Fund ("Foreign Value Small Cap") seeks long-term capital growth and income.

Each Fund offers two classes of shares designated as Ordinary Shares and Institutional Shares. The classes differ principally in their respective expense structure and minimum investment requirements. Each class of shares represents an interest in the same portfolio of investments of the respective Fund and has equal rights to voting, redemptions, dividends and liquidation, except that each class bears its own transfer agent fees and only Ordinary Shares bear distribution (Rule 12b-1) fees and have exclusive voting rights with respect to the distribution plan that has been adopted by Ordinary Share shareholders. There is no distribution plan for Institutional Shares.

At times, a Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors. To the extent that a Fund is permitted to invest in foreign markets, emerging markets or countries with limited or developing markets such investments may subject the Fund to a greater degree of risk than in the U.S. market or a developed market. Risks associated with these foreign and developing markets include political, social or economic factors and may affect the price of a Fund's investments and income generated by these investments, as well as a Fund's ability to repatriate such amounts. Information regarding each Fund's principal risks is contained in the Fund's prospectus. Please refer to those documents when considering a Fund's risks.

2. Significant Accounting Policies

Each Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles, that require the management of the Funds to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial

QUANT FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by each Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry.

Security Valuation

Portfolio securities are valued each business day at the last reported sale price on the principal exchange or market on which they are traded. If there is no such reported sale, the securities generally are valued at the mean between the last reported bid and asked prices. For certain securities, where no such sales have been reported, a Fund may value such securities at the last reported bid price. In the event that there is information suggesting that valuation of such securities based upon bid and/or asked prices may not be accurate, a Fund may value such securities in good faith at fair value in accordance with procedures established by the Funds' Board of Trustees (the "Trustees"), which may include a determination to value such securities at the last reported sales price. Short-term investments that mature in 60 days or less are valued at amortized cost. Securities quoted in foreign currencies are translated into U.S. dol lars based upon the prevailing exchange rate on each business day. Other assets and securities for which no quotations are readily available are valued at fair value as determined in good faith using procedures approved by the Trustees. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect a Fund's NAV. Because foreign markets may be open at different times than the New York Stock Exchange, the value of a Fund's shares may change on days when shareholders are not able to buy or sell them. If events materially affecting the values of a Fund's foreign investments occur between the close of foreign markets and the close of regular trading on the New York Stock Exchange, these investments may be valued at their fair value as determined in good faith using procedures approved by the Trustees.

Financial Accounting Standards Board issued statement 157 (FAS 157) which establishes a framework for measuring fair value and expands disclosure in financial statement about fair value measurements. In accordance with FAS 157, fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. For net asset value determination purposes, various inputs are summarized in the three broad levels listed below.

  Level 1 - quoted prices in active markets for identical investments.

  Level 2 - other significant observable inputs (which could include quoted prices for similar investments, interest rates, credit risk, etc.)

  Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments.)

QUANT FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

The following is a summary of the inputs used as of March 31, 2009 in valuing the Funds' investments carried at value:

	Level 1	Level 2	Level 3	Total
Small Cap
Investments in Securities	$66,314,814	$9,783,099	$-	$76,097,913
Long/Short
Investments in Securities	55,698,883	22,233,297	-	77,932,180
Liabilities in Securities Sold Short	(12,731,842)	-	-	(12,731,842)
Emerging Markets
Investments in Securities	185,808,923	8,741,600	-	194,550,523
Foreign Value
Investments in Securities	230,412,780	21,105,323	-	251,518,103
Other Financial Instruments	(694)	2,885	-	2,191
Foreign Value Small Cap
Investments in Securities	18,399,443	4,845,310	-	23,244,753
Other Financial Instruments	-	(410)	-	(410)

Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the order to buy or sell is executed). Dividend income, less foreign taxes withheld, is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as a Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence. Distributions received on securities that represent a return of capital or a capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Each Fund estimates the components of distributions that may be considered nontaxable distributions or capital gain distributions for tax purposes. Interest income is recorded on the accrual basis and includes accretion of discounts and amortization of premiums. In determining the net gain or loss on securities sold, the cost of securities is determined on the identified cos t basis. Each Fund's investment income and realized and unrealized gains and losses are allocated among classes based upon the daily relative net assets.

Repurchase Agreements

The Funds' custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Funds. The Funds may experience costs and delays in liquidating the collateral if the issuer defaults or enters into bankruptcy.

Foreign Currency Transactions

All monetary items denominated in foreign currencies are translated into U.S. dollars based on the prevailing exchange rate at the close of each business day. Income and expenses

QUANT FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

denominated in foreign currencies are translated at the prevailing rates of exchange when accrued or incurred.

Reported net realized gains and losses on foreign currency transactions represent net gains and losses from currency gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.

Forward Foreign Currency Contracts

The Funds may enter into forward foreign currency contracts to manage their exposure to fluctuations in certain foreign currencies. Foreign Value and Foreign Value Small Cap may enter into forward foreign currency contracts for investment purposes as well. A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a set price. The forward currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. In addition to the risks of financial investments mentioned above, risks arise from unanticipated movements in currency values.

Forward Foreign Currency Contracts at 03/31/09:

Foreign Value Fund

Currency to deliver	Local Value	In exchange for		Settlement Date	Unrealized appreciation (depreciation)
Japanese Yen	2,283,633	USD	23,165	04/01/09	$134
Japanese Yen	21,279,498	USD	217,360	04/01/09	2,751
Japanese Yen	1,772,131	USD	17,908	04/03/09	-
					$2,885

Foreign Value Small Cap

Currency to deliver	Local Value	In exchange for		Settlement Date	Unrealized appreciation (depreciation)
United States Dollar 67,168	Euro		50,548	04/01/09	$(139)
United States Dollar 21,902	Euro		16,606	04/02/09	119
United States Dollar 22,273	Euro		16,772	04/03/09	-
United States Dollar	7,110	GBP	4,963	04/01/09	(14)
United States Dollar	48,362	GBP	33,903	04/02/09	108
United States Dollar	62,609	SEK	512,765	04/01/09	(484)
					$(410)

QUANT FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Short Sales

Quant Long/Short Fund may engage in short sales (selling securities it does not own) as part of its normal investment activities. Upon selling a security short, Long/Short Fund's Custodian will segregate cash, cash equivalents or other appropriate liquid securities in an amount equal to the current market value of the securities sold short and will maintain such collateral until Long/Short Fund replaces the borrowed security. Long/Short Fund is required to pay any dividends or interest due on securities sold short. Such dividends and interest are recorded as an expense. Liabilities for securities sold short are valued daily and recorded as unrealized appreciation (depreciation) on investments and securities sold short. Long/Short Fund records realized gain (loss) on a security sold short when a short position is terminated by Long/Short Fund. Long/Short Fund will incur a loss if the price of a security increases between the date of the short sale and the date on which Long/Short Fund replaces the borrowed security. Long/Short will realize a gain if the price of borrowed security declines between the date of a short sale and the date Long/Short Fund replaces the borrowed security.

Securities Lending

To generate additional income, each Fund may lend up to 30% of its assets pursuant to agreements ("borrower agreements") requiring that the loan be continuously secured by cash or securities. Securities are loaned by eSecLending, as lending agent to the Small Cap Fund, the Emerging Markets Fund and the Foreign Value Fund, to certain pre-approved brokers ("the borrowers"). The borrowers are required to provide cash or securities as collateral against loaned securities in the amount of 105% of the market value of borrowings for the Emerging Markets and Foreign Value Funds, and 102% of the borrowings for the Small Cap Fund. Collateral is marked-to-market daily.

The Quant Long/Short Fund uses State Street Bank and Trust Company ("State Street") as lending agent for the Quant Long/Short Fund pursuant to a Securities Lending Authorization Agreement. The initial collateral received shall have (depending on the nature of the loaned securities and the collateral received) a value of 102% or 105% of the market value of the loaned securities, or such other value, but not less than 102% of the market value of the loaned securities, as may be applicable in the jurisdiction in which such loaned securities are customarily traded. Collateral is marked-to-market daily. State Street provides indemnification against borrower default.

Cash collateral is invested in a registered money market fund that may be managed by a Fund's securities lending agent or one of its affiliates.

Risks such as delay in recovery of securities may occur should the borrower of the securities fail financially or should the value of the securities loaned increase above the value of the collateral received. eSecLending provides indemnification insurance via highly rated third party insurers to cover these potential risks.

QUANT FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2009, the following Fund had collateral and loans outstanding of:

	Value of Collateral	Value of Loaned Securities
Small Cap Fund	$6,611,099	$6,467,488
Long/Short Fund	22,233,297	22,139,012
Emerging Markets Fund	6,774,600	6,256,616
Foreign Value Fund	13,667,353	13,012,571

Expenses and Class Allocations

The majority of the expenses of the Funds are attributed to the individual Fund and Class for which they are incurred. Expenses that are not attributed to a specific Fund are allocated in proportion to the respective net assets of the Funds. Expenses allocable to a Fund are borne pro rata by the holders of both classes of shares of such Fund, except that 12b-1 Plan expenses will not be borne by the holders of Institutional Shares.

Distribution fees on Ordinary Shares are calculated based on the average daily net asset value attributable to the Ordinary Shares of the respective Fund. Institutional Shares are not subject to a distribution plan. Shareholders of each class share all expenses and fees paid to the transfer agent, Quantitative Institutional Services, for its services, which are allocated based on the net assets in each class and the ratable allocation of related out-of-pocket expenses. Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to each class of shares based on their respective percentage of adjusted net assets at the beginning of the day. (See Note 3)

Distributions to Shareholders

Distributions to shareholders are recorded as of the ex-dividend date. Distributions paid by each Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that Ordinary Shares incur 12b-1 distribution fees while Institutional Shares do not. Distributions from net investment income for each Fund, if any, are declared and paid annually. Distributions from net realized gains for each Fund, if any, are generally declared and paid annually.

New Accounting Pronouncements

In July 2006, Financial Accounting Standards Board Interpretation No. 48, Accounting for Uncertainty in Income Taxes - an interpretation of FASB Statement 109 (FIN 48) was issued and is effective for fiscal years beginning after December 15, 2006.

FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 required the evaluation of tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are "more-likely-than-not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would have to be recorded as a tax benefit or expense in the current year. Management has analyzed the Funds' tax positions taken on federal income tax returns for all open years (tax

QUANT FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

years ended March 31, 2006-2009) and has determined that there were no uncertain tax positions to be reflected in the Funds' financial statements at March 31, 2009.

3. Management Fee, Advisory Contracts and Other Affiliate Transactions

The Funds have entered into a management agreement (the "Management Agreement") with Quantitative Investment Advisors, Inc. d/b/a Quantitative Advisors (the "Manager"). Compensation of the Manager, for management and administration of the Funds, including selection and monitoring of the portfolio advisors, is paid monthly based on the average daily net asset value of each Fund for the month. The annual rate of such fees is 1.00% of the average daily total net assets of Small Cap, Long/Short, Emerging Markets, Foreign Value, and Foreign Value Small Cap Funds

Under the Management Agreement, the Manager has agreed to reduce its compensation, and if necessary, assume expenses, with respect to Small Cap to the extent that the total expenses of this Fund individually exceeds 2% of average net assets for any fiscal year. Fund expenses subject to this limitation are exclusive of brokerage, interest, taxes and extraordinary expenses, which include incremental custody costs associated with international securities. Expenses are calculated gross of custody credits, if applicable.

The Manager, has contractually agreed to maintain the Foreign Value Small Cap Fund's total annual operating expenses at 2.00% and 2.25% of average daily net assets for the Institutional Shares and the Ordinary Shares, respectively, until July, 31, 2009.

For the twelve months ended March 31, 2009 aggregate management fees were $10,732,654 and $274 was waived from Foreign Value Small Cap Fund (Institutional Shares).

The Manager has entered into advisory contracts with the following subadvisors (collectively the "Advisors") to provide investment advisory services to the following Funds: Columbia Partners, L.L.C., Investment Management (Small Cap), Analytic Investors, LLC (Long/Short), PanAgora Asset Management, Inc. (Emerging Markets), and Polaris Capital Management, LLC (Foreign Value and Foreign Value Small Cap.)

For services rendered, the Manager pays to the Advisor of a Fund a fee based on a percentage of the average daily total net assets of the Fund. The fee for each Fund is determined separately. Currently, the fees paid by the Manager to the Advisors of the Funds are as follows:

Small Cap*	0.47% of average daily total net assets

Long/Short**	0.45% of the first $100 million and 0.40% of amounts in excess of $100 million;

Emerging Markets	0.40% of average daily total net assets;

QUANT FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

Foreign Value	0.35% of the first $35 million, 0.40% of amounts in excess of $35 million but less than $200 million and 0.50% of assets in excess of $200 million of average daily total net assets

Foreign Value Small Cap	0.35% of the first $35 million and 0.40% of amounts in excess of $35 million but less than $200 million and 0.50% of amounts in excess of $200 million.

*  Prior to January 1, 2009 the fee paid was 0.50% of average daily total net assets.

**  Effective January 1, 2009 through December 31, 2009 the fee paid is 0.425% of the first $100 million and 0.40% of amounts in excess of $100 million.

The Funds have entered into a distribution agreement (the "Distribution Agreement") with U.S. Boston Capital Corporation (the "Distributor"). For its services under the Distribution Agreement, the Distributor received a monthly fee at the annual rate of (i) 0.25% of the average daily net asset value of the Ordinary Shares of Small Cap, (ii) 0.25% of the average daily net asset value of the Ordinary Shares of Long/Short, (iii) 0.25% of the average daily net asset value of the Ordinary Shares of Emerging Markets, (iv) a contractual rate of 0.25% of the average daily net asset value of the Ordinary Shares for Foreign Value and Foreign Value Small Cap Fund.

Holders of Institutional Shares pay no portion of the 12b-1 Plan expenses of the Funds and are not entitled to vote on matters involving the 12b-1 Plan. During the year ended March 31, 2009 the aggregate distribution fees of the Funds were $2,328,402.

Prior to August 7, 2008, a deferred sales charge of 1% of the net asset value of certain Ordinary Shares redeemed of the Funds was withheld from redemption proceeds and paid to the Distributor. From April 1, 2008 through August 7, 2008, such fees earned by the Distributor were $48,204.

Transfer agent functions are provided to the Funds by Quantitative Institutional Services, a division of the Manager (the "Transfer Agent") pursuant to a transfer agent agreement (the "Transfer Agent Agreement"). The Transfer Agent Agreement provides for base fees that are payable to the Transfer Agent at an annual rate of 0.16% of the average daily total net asset value of each class of shares of the Funds and for reimbursement of out of pocket expenses. During the twelve months ended March 31, 2009, the aggregate fees of the Funds were $1,782,505.

The Manager also provides the Funds with other services consisting of in-house legal services, preparation and review of semi-annual and annual reports, administrative, and EDGAR administration services.

These services are provided as additional services agreed to by the Board of Trustees of the Funds. For the period of April 1 through October 31, 2008, aggregate fees for these services were $109,360. At the approval of the Board an Administration Agreement commenced on

QUANT FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

November 1, 2008 to provide these administrative services to the Funds. For the period of November 1, 2008 through March 31, fees paid pursuant to the Administration Agreement were $104,165.

The By-Laws of the Trust, as amended from time to time, permit the Board of Trustees of the Funds to approve reimbursement to the Manager for certain costs associated with providing regulatory and compliance services to the Funds. For the twelve months ended March 31, 2009, the Trustees have approved reimbursements that amounted to $180,622.

Custody and fund accounting services are provided by State Street Kansas City. Custody credits generated by interest earned on un-invested cash balances maintained by the Funds are used to offset custodial expenses of the Funds.

For the fiscal year ended March 31, 2009, each Trustee received an annual Trustee's fee of $21,000, with the exception of the Chairman of the Audit Committee, who is paid $24,000 annually. The fees are allocated to each Fund in proportion to its respective net assets.

4. Purchases and Sales

During the twelve months ended March 31, 2009, purchases of investment securities other than U.S. Government obligations and short-term investments, for Small Cap, Long/Short, Emerging Markets, Foreign Value, and Foreign Value Small Cap were $78036,898, $157,149,129, $234,243,047, $102,269,197, and $38,026,463, respectively. Sales of such securities for the Funds were $80,828,504, $156,001,154, $294,862,689, $315,276,714, and $2,172,575, respectively. Securities sold short are excluded from the Long/Short Fund numbers as they are generally held for less than one year.

5. Contingent Liability

The Trust maintains a joint fidelity bond with the Funds' Transfer Agent through ICI Mutual Insurance Company ("ICI Mutual"). The annual premium is allocated among the Funds and the Transfer Agent. Additionally, the Funds have committed to ICI Mutual up to 300% of the annual premium, one third of which was provided in cash, with each Fund's pro rata portion recorded as an asset. The remainder is secured with an irrevocable letter of credit.

6. Concentration of Risk

The relatively large investments of Emerging Markets in countries with limited or developing capital markets may involve greater risks than investments in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of the Fund's investments and the income they generate, as well as the Fund's ability to repatriate such amounts.

7. Federal Income Taxes

It is the policy of the Funds to distribute all of their taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code ("IRC") applicable to regulated investment companies. Therefore no Federal income tax provision is required.

QUANT FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

The tax components of capital shown in the following tables represent: (1) losses or deductions the portfolios may be able to offset against income and gains realized in future years, (2) distribution requirements the portfolios must satisfy under the income tax regulations, and (3) unrealized appreciation or depreciation of investments for federal income tax purposes.

Certain Funds had capital loss carryovers at March 31, 2009. The accumulated capital losses noted in the table may be available to offset future realized capital gains and thereby reduce future taxable gain distributions. Foreign Value acquired capital loss carryovers for federal income tax purposes of $8,053,584 when the net assets of State Street Research International Equity Fund (SSR), a series of State Street Research Financial Trust ("SSR"), were acquired in a merger which occurred on May 2, 2003 pursuant to a Plan of Reorganization approved by the shareholders of SSR on April 25, 2003. Foreign Value is the surviving fund in the merger for purposes of maintaining the financial statements and performance history in the post-reorganization periods and the acquired capital loss carryovers may be subject to limitations on their use under the Internal Revenue Code, as amended, and may therefore expire unutilized. As of March 31 , 2009 the capital loss carryovers were as follows:

Portfolio	Capital Loss Expires March 31, 2010	Capital Loss Expires March 31, 2011	Capital Loss Expires March 31, 2016	Capital Loss Expires March 31, 2017	Total Capital Loss
Small Cap Fund	$-	$-	$-	$12,418,995	$12,418,995
Long/Short Fund	-	-	-	2,671,166	2,671,166
Emerging Markets Fund	-	-	-	44,819,035	44,819,035
Foreign Value Fund	263,553	932,449	-	80,608,820	81,804,822
Foreign Value Small Cap Fund	-	-	-	-	-

The primary differences between book and tax appreciation or depreciation of investments consist of wash sale loss deferrals, return of capital distributions by real estate investment trusts ("REITs"), mark to market on passive foreign investment companies ("PFICs") held and foreign capital gains taxes accrued. The net tax appreciation/(depreciation) in the table below includes unrealized tax gain/(loss) on foreign currency and investments.

	March 31, 2009
Portfolio	Undistributed Ordinary Income	Undistributed Long-Term Gains	Accumulated Capital Losses	Post- October Deferral	Net Tax Appreciation/ (Depreciation)
Small Cap Fund	$188,025	$-	$(12,418,995)	$(22,936,059)	$(23,865,947)
Long/Short Fund	-	-	(2,671,166)	(14,098,893)	(15,413,229)
Emerging Markets Fund	-	-	(44,819,035)	(53,116,139)	(64,680,113)
Foreign Value Fund	12,614,509	-	(81,804,822)	(46,244,829)	(357,162,102)
Foreign Value Small Cap Fund	-	-	-	(1,001,888)	(14,120,894)

QUANT FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

At March 31, 2009, the tax composition of dividends was as follows:

Portfolio	Ordinary Income	Long Term Capital Gains	Tax Return Of Capital
Small Cap Fund	$297	$422,091	$-
Long/Short Fund	63,070	-	-
Emerging Markets Fund	6,822,704	1,951,866	-
Foreign Value Fund	3,753,515	45,803,063	-
Foreign Value Small Cap Fund	209,653	-	-

Accounting principles generally accepted in the United States require that certain components of net assets be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended March 31, 2009, permanent differences in book and tax accounting have been reclassified to shares of beneficial interest, undistributed/(over-distributed) net investment income and accumulated net realized gain/(loss) on investments and foreign denominated assets, liabilities and currency.

	Increase/(Decrease)
	Shares of Beneficial Interest	Undistributed/ (Over-Distributed) Net Investment Income	Accumulated Net Gain/ (Loss) on Investments and Foreign Denominated Assets, Liabilities and Currency
Small Cap Fund	$-	(185,154)	185,154
Long/Short Fund	$(294,129)	292,112	2,017
Emerging Mkts. Fund	$-	(431,004)	431,004
Foreign Value Fund	$15,332,099	(1,734,541)	(13,597,558)
Foreign Value Small Cap Fund	$(58,685)	12,022	46,663

The permanent differences primarily relate to net operating losses, wash sales, return of capital distributions by real estate investment trusts (REITs), foreign currency reclasses and adjustments for sale of shares in passive foreign investment corporations (PFICs).

QUANT FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

8. Transactions in Shares of Beneficial Interest

Transactions in shares of beneficial interest were as follows:

	Year Ended March 31, 2009		Year Ended March 31, 2008
	Shares	Dollars	Shares	Dollars
Small Cap
Ordinary Shares
Shares sold	1,197,486	$15,152,296	1,740,611	$42,043,144
Shares issued in reinvestment of distributions	37,692	358,457	244,051	5,552,163
Shares redeemed	(1,338,280)	(18,046,224)	(1,054,081)	(23,511,728)
Net Change	(103,102)	(2,535,471)	930,581	24,083,579
Institutional Shares
Shares sold	421,457	7,599,757	952,662	25,586,118
Shares issued in reinvestment of distributions	3,767	40,377	34,448	879,797
Shares redeemed	(903,658)	(12,266,520)	(340,479)	(8,605,316)
Redemption fees			-	1,785
Net Change	(478,434)	(4,626,386)	646,631	17,862,384
Total Net Change For Fund		$(7,161,857)		$41,945,963
Long/Short
Ordinary Shares
Shares sold	924,988	$9,582,942	921,368	$15,283,887
Shares issued in reinvestment of distributions	5,990	54,807	162,497	2,585,330
Shares redeemed	(669,798)	(6,697,973)	(549,738)	(8,781,876)
Net Change	261,180	2,939,776	534,127	9,087,341
Institutional Shares
Shares sold	4,938	48,902	10,341	187,384
Shares issued in reinvestment of distributions	338	3,215	2,428	40,493
Shares redeemed	(5,468)	(71,088)	(16,052)	(278,592)
Redemption fees			-
Net Change	(192)	(18971)	(3,283)	(50,715)
Total Net Change For Fund		$2,920,805		$9,036,626

QUANT FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

	Year Ended March 31, 2009		Year Ended March 31, 2008
	Shares	Dollars	Shares	Dollars
Emerging Markets
Ordinary Shares
Shares sold	6,642,687	$128,661,844	12,479,147	$366,999,287
Shares issued in reinvestment of distributions	613,797	7,122,537	496,720	16,083,794
Shares redeemed	(11,822,136)	(218,677,577)	(6,657,410)	(194,403,433)
Net Change	(4,565,652)	(82,893,196)	6,318,457	188,679,648
Institutional Shares
Shares sold	1,428,165	25,597,502	1,309,790	38,527,679
Shares issued in reinvestment of distributions	103,193	1,210,553	35,236	1,157,848
Shares redeemed	(901,592)	(14,907,020)	(408,965)	(12,123,141)
Redemption fees			-	3,514
Net Change	629,766	11,901,035	936,061	27,565,900
Total Net Change For Fund		$(70,992,161)		$216,245,548
Foreign Value
Ordinary Shares
Shares sold	8,562,360	$102,085,370	26,503,037	$611,689,722
Shares issued in reinvestment of distributions	5,653,414	38,564,826	2,546,681	54,549,910
Shares redeemed	(25,737,478)	(313,926,849)	(23,460,731)	(496,738,229)
Net Change	(11,521,704)	(173,276,653)	5,588,987	169,501,403
Institutional Shares
Shares sold	2,211,766	27,949,404	4,720,359	108,421,800
Shares issued in reinvestment of distributions	1,355,181	9,305,002	356,499	7,671,854
Shares redeemed	(3,882,303)	(54,403,524)	(2,987,574)	(65,693,840)
Redemption fees			-	9,544
Net Change	(315,356)	(17,149,118)	2,089,284	50,409,358
Total Net Change For Fund		$(190,425,771)		$219,910,761

QUANT FUNDS

NOTES TO FINANCIAL STATEMENTS (continued)

	Year Ended March 31, 2009
	Shares	Dollars
Foreign Value Small Cap
Ordinary Shares
Shares sold	4,338,927	$32,806,653
Shares issued in reinvestment of distributions	33,329	168,643
Shares redeemed	(432,229)	(2,265,355)
Net Change	3,940,027	30,709,941
Institutional Shares
Shares sold	1,218,834	$11,453,722
Shares issued in reinvestment of distributions	7,888	39,913
Shares redeemed	(481,369)	(4,451,966)
Net Change	745,353	7,041,669
Total Net Change for Fund		$37,751,610

Federal Tax Information

Designation Requirements at March 31, 2009 (unaudited).

Qualified Dividend Income Percentage
Long/ Short Fund	100%
Emerging Markets Fund	100%
Foreign Value Fund	100%
Foreign Value Small Cap Fund	100%

Subsequent Events

In April 2009, the Financial Accounting Standards Board ("FASB") issued FASB Staff Position No. 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" ("FSP 157-4"). FSP 157-4 provides additional guidance for estimating fair value in accordance with FASB Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"), when the volume and level of activity for the asset or liability have significantly decreased as well as guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 is effective for fiscal years and interim periods ending after June 15, 2009. Management is currently evaluating the impact the adoption of FSP 157-4 will have on the Funds' financial statement disclosures.

QUANT FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC
ACCOUNTING FIRM

To the Shareholders and Trustees of the Quantitative Group of Funds d/b/a Quant Funds

We have audited the accompanying statements of assets and liabilities of the Quant Small Cap Fund (formerly, Quantitative Small Cap Fund), Quant Long/Short Fund (formerly, Quantitative Long/Short Fund), Quant Emerging Markets Fund (formerly, Quantitative Emerging Markets Fund), Quant Foreign Value Fund (formerly, Quantitative Foreign Value Fund), and Quant Foreign Value Small Cap Fund, each series of the Quantitative Group of Funds d/b/a "Quant Funds" (the "Trust"), including the schedules of investments, as of March 31, 2009, and the related statements of operations for the year then ended (with respect to Quant Foreign Value Small Cap Fund, the period May 2, 2008, commencement of operations, to March 31, 2009), the statements of changes in net assets for each of the two years in the period then ended (with respect to Quant Foreign Value Small Cap Fund, the period May 2, 2008 to March 31, 2009), the statement of cash flows of t he Quant Long/Short Fund for the year then ended, and the financial highlights for each of the two years in the period then ended (with respect to Quant Foreign Value Small Cap Fund, the period May 2, 2008 to March 31, 2009). These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended March 31, 2007 were audited by other auditors whose report dated May 24, 2007 expressed an unqualified opinion on such financial highlights.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securitie s owned as of March 31, 2009 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the above mentioned series of the Quant Funds, as of March 31, 2009, the results of their operations, the changes in their net assets, the statement of cash flows of the Quant Long/Short Fund and the financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP
Philadelphia, Pennsylvania
May 20, 2009

QUANT FUNDS

INFORMATION FOR SHAREHOLDERS

Quarterly Portfolio Disclosure

Each Quant Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. The Funds' Forms N-Q are available on the SEC's website at www.sec.gov and may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. (Call 1-800-SEC-0330 for more information). For a complete list of a fund's portfolio holdings, you may also view the most recent quarterly holdings report, semi-annual report or annual report on the Quant Funds' web site at www.quantfunds.com.

Portfolio Proxy Voting Policies and Information

Information on the Quant Funds proxy voting policies and on how the Quant Funds voted proxies related to portfolio securities for the 12-month period ended June 30 is available without charge online at www.quantfunds.com and at www.sec.gov. You may also call 1-800-326-2151 to request a free copy of the proxy voting information or the proxy voting policies.

Household Delivery of Fund Documents

With your consent, Quant may send a single proxy statement, prospectus and shareholder report to your residence for you and any other member of your household who has an account with the Quant Funds. If you wish to revoke your consent to this practice, you may do so by notifying Quant, by phone or in writing (see "For Account Information"). Quant will begin mailing separate proxy statements, prospectuses and shareholder reports to you within 30 days after receiving your notice.

PRIVACY POLICY

Please read this important notice about the privacy of our customers' personal information from Quantitative Investment Advisors, Inc., Quantitative Group of Funds, and U.S. Boston Capital Corporation (collectively, "Quantitative").

Quantitative Respects Your Privacy

Quantitative considers the privacy of our customers and former customers a matter of great importance. We respect your privacy and believe that any nonpublic personal information we have should be treated with the highest regard for its confidentiality. Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your Quantitative investment products or services. Examples of nonpublic personal information include the information you provide on new account applications for Quantitative investment products or services, your share balance or transactional history and the fact that you are a shareholder or client of Quantitative.

QUANT FUNDS

PRIVACY POLICY (continued)

Quantitative Privacy Policy

As noted above, Quantitative places a high priority on protecting the privacy of its customers' financial information and other personal details. This Privacy Policy outlines our guidelines and practices for how we collect, use and protect information about individual customers.

Employees. Quantitative employees understand that they must keep your personal and financial information confidential when they have access to it and when they see it as they communicate with you and process transactions on your or your financial intermediary's instructions. Employees are required to refrain from disclosing information to unauthorized persons.

Vendors. When Quantitative hires vendors, such as mail houses or data processors, to assist in delivering services to clients, we require these vendors to commit contractually to keep the information they handle in strict confidence.

Your Personal Information

We collect and record personal information that customers provide:

  on forms and applications

  through electronic media

  through information (commonly referred to as "cookies") collected from the Web browser of your PC that allows our website to recognize your browser by telephone

  in correspondence

We also collect and record information from:

  your financial advisor

  other firms, such as those from whom you transfer assets

  your transactions with us and our affiliates

  third parties who may notify us of your change of address

Personal information may include:

  names

  phone numbers

  other account information

  addresses

  Social Security and/or Tax ID numbers

  your investments in the Quantitative Group of Funds, such as your account balance and transaction activity

QUANT FUNDS

PRIVACY POLICY (continued)

How Quantitative Uses Information

Quantitative gathers information to help us find better ways to serve clients and enhance other products and programs. For instance,

  we may share information with our affiliates when providing services to you or the Quantitative Group of Funds;

  we may use information to send notices to you about products and services that we feel might interest you; or

  we may employ an unaffiliated company to survey all our customers about our products or the quality of our communications or services.

Information gathered on clients is not sold to other firms, such as direct marketers. The details Quantitative collects will not generate any correspondence, e-mails or phone calls from unaffiliated marketers.

Quantitative may have to provide information to legally authorized agencies or individuals, such as the Securities and Exchange Commission, Internal Revenue Service or other regulatory agencies, or as otherwise required by law. We also share client information with firms that we contracted with to deliver services to our customers or to other financial institutions with which we have joint marketing arrangements. We do not disclose any nonpublic personal information about customers or former customers to other parties, except as permitted by law. As noted above, however, these firms have contractually committed to protect the confidentiality of all Quantitative information to which they have access.

We will send customers an updated Privacy Policy each year.

Security

Quantitative maintains physical, electronic and procedural safeguards that meet federal standards for guarding customer information.

We employ various forms of Internet security, such as

  data encryption

  Secure Sockets Layer (SSL) protocol

  user names and passwords

Passwords. If you access information through the Quantitative Group of Funds' web site, www.quantfunds.com, you should not give your user name or passwords to anyone for any reason. Choosing to provide this information to a third party invites problems and puts the confidentiality of your personal information at risk.

External Links

To provide you with more information that may be helpful, the Quantitative Group of Funds web site may contain links to other web sites that are not affiliated with or maintained by Quantitative. Quantitative does not monitor the privacy practices of these third-party sites,

QUANT FUNDS

PRIVACY POLICY (continued)

and we do not exercise any authority over the sites. As a result, Quantitative does not assume any responsibility for the content or data collection policies of the sites. When you access any of these third-party sites, Quantitative cannot guarantee that your privacy will be protected in the same way as it is on the Quantitative Group of Funds' web site.

Changes to the privacy policy

Quantitative reserves the right to change, modify, add or remove portions of this privacy policy as permitted by law at any time. Customers may want to review the policy periodically for changes. Customers can review the privacy policy by clicking on the link that appears on the www.quantfunds.com home page.

Questions. If you have any questions or concerns about maintaining the privacy of your customer information at Quantitative, please contact us at 800-326-2151 Monday through Friday, between the hours of 9:00 am and 5:00 pm Eastern Time.

QUANT FUNDS

TRUSTEES AND OFFICERS

The business address of each non-interested Trustee is c/o Quant Funds, 55 Old Bedford Road, Lincoln, MA 01773. Each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. Messrs. Armstrong, Bulbrook, Dunlap and Marshall are members of the Funds' Audit Committee. Mr. Marshall is the Chair of the Audit Committee. The Fund's Statement of Additional Infor- mation ("SAI") includes additional information about the Fund Trustees and is available without charge, upon request. To obtain a free copy of the current SAI, please access the Funds' web site at www.quantfunds.com or call shareholder services at 1-800-326-2141.

Name and (Age)	Position(s) Held With Funds, Term of Office And Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Non-Interested Trustees

Robert M. Armstrong (70)	Trustee (1985 to Present)	Independent financial and career consulting services	5	NewPage Corporation; NewPage Holding Corporation; NewPage Group

John M. Bulbrook (66)	Trustee (1985 to Present)	CEO and Treasurer, John M. Bulbrook Insurance Agency, Inc.	5	John M. Bulbrook Insurance Agency, Inc.

William H. Dunlap (58)	Trustee (10/17/2006 to Present)	President, EQ Rider, Inc.; Principal, William H. Dunlap & Company (consulting firm)	5	Merrimack County Savings Bank; Merrimack Bank Corp.

Clinton S. Marshall (51)	Trustee (April 2003 to Present)	Owner, Coastal CFO Solutions, CFO, Fore River Company, Finance Director, Northern York County Family YMCA, CFO	5	The Pool Association

QUANT FUNDS

TRUSTEES AND OFFICERS (continued)

Name and (Age)	Position(s) Held With Funds, Term of Office And Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees and Officers

Willard L. Umphrey* (67)	Trustee, President, Chairman (1985 to Present)	Director, U.S. Boston Capital Corporation; President, Quantitative Investment Advisors, Inc.	5	U.S. Boston Corporation;
U.S. Boston Asset Management Corporation;
Quantitative Investment Advisors, Inc.;
Sugarbush Solutions, Inc.,
USB Corporation;
USB Greenville-86, Inc.;
USB Atlantic Associates, Inc.;
U.S. Boston Insurance Agency, Inc.;
U.S. Boston Capital Corporation;
Pear Tr ee Partners Management, LLC;
Waterfront Parking Corporation

Leon Okurowski (66)	Vice President and Treasurer (1985 to Present)	Director and Vice President, U.S. Boston Capital Corporation; Treasurer, Quantitative Investment Advisors, Inc.; Trustee, Quant Funds (4/17/1985-9/30/2004)	N/A	Everest USB Canadian Storage, Inc.;
Quantitative Investment Advisors, Inc.;
Sugarbush Solutions, Inc.
U.S. Boston Corporation;
U.S. Boston Asset Management Corporation;
USB Corporation;
USB Everest Management, LLC;
USB Everest Storage LLC;
USB Greenville-86, Inc.;
USB Atlantic Assoc iates, Inc.;
U.S. Boston Insurance Agency, Inc.;
U.S. Boston Capital Corporation

QUANT FUNDS

TRUSTEES AND OFFICERS (continued)

Name and (Age)	Position(s) Held With Funds, Term of Office And Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees and Officers (continued)

Deborah A. Kessinger (46)	Assistant Clerk (April 2005 to present), Chief Compliance Officer (December 2005 to present)	Senior Counsel (since 9/2004) and Chief Compliance Officer (since 12/2005), U.S. Boston Capital Corporation; Senior Counsel (since 9/2004), Chief Compliance Officer (since 11/2006) and President (since August 2007), Quantitative Investment Advisors, Inc.; Chief Compliance Officer and General Counsel, Wainwright Investment Counsel, LLC (2000-2004); Compliance Attorney, Forefield, Inc. (2001-2004) and Compliance Consultant (2007- Present)	N/A	None

Sandra I. Madden (42)	Clerk and Chief Legal Officer (Since April 2008)	Senior Counsel (Since 3/2008), Quantitative Investment Advisors, Inc.; Counsel (8/2005-3/2008)
		MetLife Advisers LLC; Sr. Associate Counsel (1999-2005) Investors Bank and Trust (financial services provider).	N/A	None

QUANT FUNDS

TRUSTEES AND OFFICERS (continued)

Name and (Age)	Position(s) Held With Funds, Term of Office And Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Interested Trustees and Officers (continued)

Jennifer Dougherty (42)	Assistant Treasurer (July 2008 to Present)	Chief Financial Officer (since 2/2009) and Director of Operations (since 10/2007) Quantitative Investment Advisors, Inc.; Managing Director of Executive Education (2004-2007) Harvard Business School	N/A	None

*  Trustee has been determined to be an "Interested Trustee" by virtue of, among other things, affiliation with one or more of the trust, the Fund's investment advisor, Quantitative Advisors and the Fund's distributor, U.S. Boston Capital Corporation.

QUANT FUNDS

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QUANT FUNDS

SERVICE PROVIDERS

Manager	Quantitative Advisors, 55 Old Bedford Road, Lincoln, MA 01772

Advisers	Columbia Partners, L.L.C., Investment Management,
5425 Wisconsin Avenue, Suite 700, Chevy Chase, MD 20815
Analytic Investors, LLC, 555 West Fifth Street, 50th Floor,
Los Angeles, CA 90013
PanAgora Asset Management, Inc., 470 Atlantic Avenue,
8th Floor, Boston, MA 02210
Polaris Capital Management, LLC, 125 Summer Street,
Boston, MA 02210

Distributor	U.S. Boston Capital Corporation, 55 Old Bedford Road, Lincoln, MA 01773

Custodian	State Street Kansas City, 801 Pennsylvania Avenue, Kansas City, MO 64105

Fund Accountant	State Street Kansas City, 801 Pennsylvania Avenue, Kansas City, MO 64105

Transfer Agent	Quantitative Institutional Services, 55 Old Bedford Road, Lincoln, MA 01773

Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400 Philadelphia, PA 19103

Legal Counsel	Goodwin Procter LLP, 901 New York Avenue, NW, Washington, DC 20001

For Account Information	For Quant Funds information, contact your financial adviser
or, if you receive account statements directly from Quant
Funds, you can also call 1-800-326-2151. Telephone
representatives are available from 9:00 a.m. to 5:00 p.m. Eastern Time. Or visit our website, www.quantfunds.com.

55 Old Bedford Road, Suite 202
Lincoln, MA 01773
www.quantfunds.com

(c)2009 U.S. Boston Capital Corporation
Distributor of the Quant Funds
Member FINRA, SIPC

ITEM 2.	Code of Ethics

As of the end of the period covered by this Form N-CSR, the registrant has adopted a code of ethics (as defined in Item 2(b) of Form N-CSR) that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer and controller (the “Code”). During the period covered by the report, there was no amendment to the Code or any waivers granted from its provisions. A copy of the Code is filed with this report as an exhibit.

ITEM 3.	Audit Committee Financial Expert

The registrant’s Board of Trustees has determined that Mr. Clinton S. Marshall is an “audit committee financial expert” as defined in Item 3 of Form N-CSR. Mr.  Marshall is “independent” under the standards set forth in Item 3 of Form N-CSR.

ITEM 4.	Principal Accountant Fees and Services

The following chart shows the aggregate fees billed in each of the last two fiscal years for services rendered by the registrant’s principal accountant, Tait, Weller and Baker, LLP (“Tait Weller”). The registrant’s Audit Committee approved the selection of Tait Weller as independent registered public accounting firm on September 14, 2007.

		2008	2009
Audit Fees*	Tait Weller	$98,000	$103,000
Audit-Related Fees**	Tait Weller	$32,000	$33,600
Tax Fees***	Tait Weller	$16,000	$16,800
All Other Fees	Tait Weller	0	0

* Audit fees include all services related to the audit of the financial statements, including review of the registration statement and the issuance of related consents.

** These amounts represent fees paid for the annual audit of the registrant’s transfer agent, Quantitative Institutional Services, Inc., a division of Quantitative Advisors, Inc., the registrant’s investment advisor.

***	Tax fees include review of the registrant’s tax filings.

(e)(1)	To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for:
(i)	all audit and permissible non-audit services rendered to the Fund and

(ii) all permissible non-audit services rendered to Quantitative Investment Advisors, Inc. if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, such pre-

approval of services may be referred to the President of the Fund for approval; provided that the President may not pre-approve any individual engagement for such services exceeding $5,000 or multiple engagements for such services in the aggregate exceeding $5,000 between such regular meetings of the Audit Committee. Any engagement pre-approved by the President between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

(e)(2) No services in 2007 or 2008 were approved by the Audit Committee pursuant to Rule 2-01(c)(7)(i)(C) of Regulation S-X.

(f)	Not applicable.

(g)

The following chart shows the aggregate non-audit fees billed by Tait Weller for services rendered to the registrant and the registrant’s investment advisor (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

		2008	2009
Non-Audit Fees	Tait Weller	$0	$0

(h)

The Audit Committee of the registrant’s Board of Trustees considered the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

ITEM 5.	Audit Committee of Listed Registrants

Not applicable.

ITEM 6.	Schedule of Investments

Not applicable.

ITEM 7.         Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

ITEM 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

ITEM 9          Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

ITEM 10	Submission of Matters to a Vote of Security Holders

Not applicable.

ITEM 11.	Controls and Procedures

(a) The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)  There has been no change in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	Exhibits

(a)(1)	Code of ethics

(a)(2)	Certifications pursuant to Rule 30a-2(a) by the chief executive and financial officers.

(b)          Certification pursuant to Rule 30a-2(b) and Section 906 by the chief executive and financial officers.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Quantitative Group of Funds

By ____________________________

Willard L. Umphrey, President

Date:

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By ______________________________

Willard L. Umphrey, President

Date:

By ______________________________

Leon Okurowski, Treasurer

Date:

EXHIBIT LIST

(a)(1)	Code of ethics

(a)(2)	Certifications pursuant to Rule 30a-2(a) by the chief executive and financial officers.

(b)          Certification pursuant to Rule 30a-2(b) and Section 906 by the chief executive and financial officers.